UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08189

J.P. Morgan Fleming Mutual Fund Group, Inc.

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2008 through December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	17
Schedules of Portfolio Investments	19
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	90
Schedule of Shareholder Expenses	100
Board Approval of Investment Advisory Agreements	103

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$574,554
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term,* returned –39.14%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –40.26% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary sector and overweights in the healthcare and financial service sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Philadelphia Consolidated Holding Corp., which designs, markets and underwrites specialty and personal property insurance, aided returns. The company’s shares rose after it was acquired at a premium. ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, also contributed to performance. The company’s shares advanced after raising its fiscal year guidance, as students headed back to school amid a deteriorating economy. Landstar System Inc., a trucking and logistics company, helped results. The company’s shares rose on mounting expectations that it would benefit from additional customers and market share gains, as competitors filed for bankruptcy amid slumping demand. In addition, the company’s variable cost model enabled it to perform strongly in volatile market conditions.

On the negative side, stock selection in the producer durable, material/processing and technology sectors hurt returns. At the individual stock level, Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, detracted from performance. The company was negatively impacted by weakness in oil and gas prices. CommScope Inc. also hindered performance. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Helmerich & Payne Inc., a drilling contractor, hindered results. The company’s shares declined after it announced potential business softness if clients reduced drilling in the wake of falling natural gas prices.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that were contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Waste Connections, Inc.	2.7%
2.	ITT Educational Services, Inc.	2.6
3.	Humana, Inc.	2.4
4.	DaVita, Inc.	2.4
5.	Corrections Corp. of America	2.2
6.	Southwestern Energy Co.	2.2
7.	Amdocs Ltd. (United Kingdom)	2.1
8.	Ecolab, Inc.	2.1
9.	Harris Corp.	1.9
10.	Stericycle, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.5%
Industrials	19.1
Health Care	15.9
Consumer Discretionary	15.3
Financials	14.3
Energy	7.7
Materials	4.7
Telecommunication Services	1.8
Short-Term Investment	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

2   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(39.14)%	(43.70)%	(1.29)%	1.21%
With Sales Charge*		(42.34)	(46.65)	(2.35)	0.67
CLASS B SHARES	11/4/93
Without CDSC		(39.31)	(44.00)	(1.79)	0.81
With CDSC**		(44.31)	(49.00)	(2.23)	0.81
CLASS C SHARES	1/2/98
Without CDSC		(39.29)	(43.98)	(1.78)	0.70
With CDSC***		(40.29)	(44.98)	(1.78)	0.70
CLASS R2 SHARES	11/3/08	(39.16)	(43.72)	(1.30)	1.21
SELECT CLASS SHARES	1/25/96	(39.07)	(43.56)	(1.00)	1.61

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, the Russell Midcap Growth Index, and the Lipper Mid-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$513,795
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and secondarily, current income by investing in equity securities,* returned –39.23%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –40.26% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary sector as well as overweights in the healthcare and financial service sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Philadelphia Consolidated Holding Corp., which designs, markets and underwrites specialty and personal property insurance, aided returns. The company’s shares rose after it was acquired at a premium. ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, also contributed to performance. The company’s shares advanced after raising its fiscal year guidance, as students headed back to school amid a deteriorating economy. Landstar System Inc., a trucking and logistics company, helped results. The company’s shares rose on mounting expectations that it would benefit from additional customers and market share gains, as competitors filed for bankruptcy amid slumping demand. In addition, the company’s variable cost model enabled it to perform strongly in volatile market conditions.

On the negative side, stock selection in the producer durable, material/processing and technology sectors hurt returns. At the individual stock level, Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, detracted from performance. The company was negatively impacted by weakness in oil and gas prices. CommScope Inc. also hindered performance. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Helmerich & Payne Inc., a drilling contractor, hindered results. The company’s shares declined after it announced potential business softness if clients reduced drilling in the wake of falling natural gas prices.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that were contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Waste Connections, Inc.	2.7%
2.	ITT Educational Services, Inc.	2.6
3.	Humana, Inc.	2.4
4.	DaVita, Inc.	2.4
5.	Corrections Corp. of America	2.2
6.	Southwestern Energy Co.	2.2
7.	Amdocs Ltd. (United Kingdom)	2.1
8.	Ecolab, Inc.	2.1
9.	Harris Corp.	1.9
10.	Stericycle, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.8%
Industrials	19.3
Health Care	16.1
Consumer Discretionary	15.5
Financials	14.5
Energy	7.8
Materials	4.8
Telecommunication Services	1.8
Short-Term Investment	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

4   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(39.34)%	(43.95)%	(1.96)%	1.00%
With Sales Charge*		(42.52)	(46.90)	(3.02)	0.45
CLASS B SHARES	1/14/94
Without CDSC		(39.55)	(44.29)	(2.61)	0.42
With CDSC**		(44.55)	(49.29)	(3.05)	0.42
CLASS C SHARES	11/4/97
Without CDSC		(39.52)	(44.29)	(2.60)	0.31
With CDSC***		(40.52)	(45.29)	(2.60)	0.31
SELECT CLASS SHARES	3/2/89	(39.23)	(43.77)	(1.70)	1.26
ULTRA SHARES	2/22/05	(39.22)	(43.71)	(1.61)	1.31

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Ultra Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$178,651
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,* returned –28.84%** (Select Class Shares) for the six months ended December 31, 2008 compared to the –32.67% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium, despite the slowdown in the U.S. economy. Dow believed Rohm & Haas was an attractive acquisition as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. The Sherwin-Williams Co., a manufacturer, distributor and retailer of paint, coatings and related products, also helped results. The company reported earnings above analysts’ expectations due to higher-than-expected revenues. In addition, the company was able to navigate the difficult environment better than other consumer companies by implementing price increases and cost initiatives to help maintain profitability.

On the downside, stock selection in the utility sector and an underweight to the consumer staples sector detracted from performance. At the individual stock level, Williams Cos. Inc., an integrated natural gas company, hindered results. The company reported lower-than-expected earnings results due to lower realized gas prices in its exploration and production segment. Helix Energy Solutions Group Inc., a provider of sub-sea construction, maintenance and salvage services for the offshore oil and natural gas industry, also hurt returns. A combination of lower energy prices and project delays pushed some revenues into the next year.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find quality companies that generally had a sustainable competitive position, high returns on invested capital and management committed to enhancing shareholder value. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Safeway, Inc.	2.3%
2.	American Electric Power Co., Inc.	2.2
3.	Old Republic International Corp.	1.8
4.	Alliant Techsystems, Inc.	1.7
5.	Becton, Dickinson & Co.	1.6
6.	Marriott International, Inc., Class A	1.6
7.	Loews Corp.	1.6
8.	Assurant, Inc.	1.5
9.	Devon Energy Corp.	1.5
10.	PG&E Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.8%
Consumer Discretionary	19.7
Utilities	14.7
Consumer Staples	7.1
Industrials	6.8
Energy	6.3
Information Technology	5.9
Materials	5.5
Health Care	4.2
Telecommunication Services	2.4
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

6   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(28.91)%	(35.93)%	(0.98)%	3.91%
With Sales Charge*		(32.65)	(39.26)	(2.04)	3.35
CLASS B SHARES	1/14/94
Without CDSC		(29.33)	(36.42)	(1.64)	3.31
With CDSC**		(34.33)	(41.42)	(2.07)	3.31
CLASS C SHARES	3/22/99
Without CDSC		(29.22)	(36.41)	(1.62)	3.20
With CDSC***		(30.22)	(37.41)	(1.62)	3.20
SELECT CLASS SHARES	3/2/89	(28.84)	(35.81)	(0.74)	4.16
ULTRA SHARES	2/22/05	(28.77)	(35.70)	(0.62)	4.22

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$326,752
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned –35.26%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –32.32% return for the Russell 3000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the technology and producer durables sectors as well as an underweight in the consumer staple sector. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, CommScope Inc. detracted from performance. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Och-Ziff Capital Management Group LLC, a global alternative asset management firm, also hurt returns. Investor concerns about negative developments in the capital markets and a sharp decline in assets under management drove shares lower. Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, hindered results. The company was negatively impacted by weakness in oil and gas prices.

On the positive side, stock selection in the consumer discretionary and energy sectors as well as an overweight in the healthcare sector helped returns. At the individual stock level, Southwestern Energy Co. contributed to performance. The natural gas producer advanced after it reported higher third-quarter profit and revenue that more than doubled on increased production. ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, also helped returns. The company’s shares advanced after raising its fiscal year guidance, as students headed back to school amid a deteriorating economy. Gentiva Health Services Inc., a home healthcare company, benefited results. The company raised its 2008 fiscal-year forecast due to gains in its home healthcare business.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio manager utilized a bottom up approach to construct the Fund’s portfolio, basing stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process was designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Abbott Laboratories	2.9%
2.	Wal-Mart Stores, Inc.	2.5
3.	ITT Educational Services, Inc.	2.2
4.	Gilead Sciences, Inc.	2.1
5.	Waste Connections, Inc.	2.1
6.	Microsoft Corp.	2.1
7.	Landstar System, Inc.	1.9
8.	Southwestern Energy Co.	1.9
9.	Amdocs Ltd., (United Kingdom)	1.9
10.	Teva Pharmaceutical Industries Ltd., (Israel), ADR	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	24.2%
Information Technology	22.5
Industrials	14.0
Consumer Discretionary	11.5
Financials	11.1
Energy	7.0
Materials	4.3
Consumer Staples	3.7
Telecommunication Services	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

8   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		(35.26)%	(41.96)%	1.43%	(6.52)%
With Sales Charge*		(38.65)	(44.99)	0.35	(7.06)
CLASS B SHARES	10/29/99
Without CDSC		(35.33)	(42.19)	0.78	(7.08)
With CDSC**		(40.33)	(47.19)	0.39	(7.08)
CLASS C SHARES	5/1/06
Without CDSC		(35.42)	(42.26)	0.78	(7.14)
With CDSC***		(36.42)	(43.26)	0.78	(7.14)
SELECT CLASS SHARES	5/1/06	(35.09)	(41.78)	1.58	(6.44)

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 29, 1999.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from October 29, 1999 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the since inception total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$142,835
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth,* returned –33.01%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –36.67% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Philadelphia Consolidated Holding Corp., which designs, markets and underwrites specialty and personal property insurance, aided returns. The company’s shares rose after it was acquired at a premium. Property and casualty insurer W.R. Berkley Corp. also helped results. The stock rallied on management optimism that the company was well positioned to take advantage of an improving property and casualty insurance market. The company also benefited from announcing two new business lines, property insurance for offshore energy exploration and professional liability insurance.

On the negative side, stock selection in the information technology and an underweight in consumer staples sectors detracted from performance. At the individual stock level, Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, detracted from performance. The company was negatively impacted by weakness in oil and gas prices. Century Aluminum Co., an aluminum producer, also hurt returns. The company’s shares declined after it agreed to increase the number of shares outstanding. In addition, the company was negatively impacted by weakness in commodities.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	1.4%
2.	Amphenol Corp.	1.3
3.	Waste Connections, Inc.	1.3
4.	ITT Educational Services, Inc.	1.3
5.	American Electric Power Co., Inc.	1.3
6.	Humana, Inc.	1.2
7.	DaVita, Inc.	1.2
8.	Safeway, Inc.	1.2
9.	VCA Antech, Inc.	1.2
10.	T. Rowe Price Group, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.3%
Consumer Discretionary	16.6
Industrials	13.2
Information Technology	12.8
Health Care	10.2
Utilities	7.4
Energy	6.6
Materials	5.6
Consumer Staples	2.8
Telecommunication Services	2.3
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

10   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(33.01)%	(38.51)%	0.18%	4.77%

TEN YEAR FUND PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$3,859,672
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned –26.22%** (Institutional Class Shares) for the six months ended December 31, 2008, compared to the –32.67% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, property and casualty insurer W.R. Berkley Corp. contributed to performance. The stock rallied on management optimism that the company was well positioned to take advantage of an improving property and casualty insurance market. The company also benefited from announcing two new business lines, property insurance for offshore energy exploration and professional liability insurance. People’s United Financial Inc., a provider of financial services to individual, corporate, and municipal customers, also helped returns. The company’s shares rose due to its strong capital position, transparent balance sheet and opportunity for growth through potential acquisitions to improve franchise value. In addition, excess capital gave the stock a premium valuation, which positioned the company to expand its franchise as weaker competitors scaled back.

On the downside, stock selection in the utility and healthcare sectors detracted from performance. At the individual stock level, Williams Cos. Inc., an integrated natural gas company, hindered results. The company reported lower-than-expected earnings results due to lower realized gas prices in its exploration and production segment. Helix Energy Solutions Group Inc., a provider of sub-sea construction, maintenance and salvage services for the offshore oil and natural gas industry, also hurt returns. A combination of lower energy prices and project delays pushed some revenues into next year.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment process seeks to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. While significant headwinds remained, we were consistent in the application of our investment process. As value investors, we used opportunities of strength to trim holdings where we felt prudent to preserve gains and redeployed proceeds into areas that we deemed out of favor.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	2.8%
2.	American Electric Power Co., Inc.	2.6
3.	Safeway, Inc.	2.3
4.	Cincinnati Financial Corp.	2.1
5.	Assurant, Inc.	2.1
6.	Genuine Parts Co.	1.9
7.	Ball Corp.	1.9
8.	Fortune Brands, Inc.	1.9
9.	Republic Services, Inc.	1.9
10.	PG&E Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.5%
Consumer Discretionary	18.1
Utilities	14.9
Industrials	7.2
Materials	6.5
Information Technology	6.1
Consumer Staples	5.7
Energy	5.6
Health Care	4.5
Telecommunication Services	2.8
Short-Term Investment	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

12   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(26.38)%	(33.24)%	0.88%	8.94%
With Sales Charge*		(30.23)	(36.75)	(0.20)	8.35
CLASS B SHARES	4/30/01
Without CDSC		(26.59)	(33.57)	0.35	8.44
With CDSC**		(31.59)	(38.57)	(0.04)	8.44
CLASS C SHARES	4/30/01
Without CDSC		(26.57)	(33.57)	0.35	8.46
With CDSC***		(27.57)	(34.57)	0.35	8.46
CLASS R2 SHARES	11/3/08	(26.42)	(33.27)	0.87	8.93
SELECT CLASS SHARES	10/31/01	(26.29)	(33.06)	1.15	9.17
INSTITUTIONAL CLASS SHARES	11/13/97	(26.22)	(32.90)	1.39	9.36

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, and the Lipper Mid-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$774,583
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance,* returned –1.56%** (Select Class Shares) for the six months ended December 31, 2008, compared to the 0.85% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The two main drivers of its stock selection process are valuation and fundamentals. The fundamentals and valuation components were effective in the Fund’s short portfolios but not in the long portfolios.

The Fund categorizes its stock selection universe into five super-sectors and twenty sectors within the super-sectors. Individual stocks are then selected for the long and short portfolios based upon a quantitative approach that looks at equally-weighted valuation and fundamentals factors. We look at a broad universe of 1100 to 1300 large cap, mid-cap and small cap domestic stocks. The valuation and fundamentals factors are combined together to generate a score for each stock in the universe. The highest rated stocks within each sector are used in the long portfolio. The bottom-rated in each sector are the shorted stocks in the portfolio. On a long-term basis, this quantitative approach of using valuation and fundamentals in creating long and short portfolios is designed to generate a positive spread return between the long and short portfolios across all the sectors. The Fund’s best performing super-sector was financials where the spread was positive between the long and short portfolios. Industrials was the worst performing super-sector for the six months since it generated a negative spread between the long and short portfolios. The Fund’s short positions aided performance when looking at the fund performance, but the positions on the long side of the portfolio did not do as well as expected on an aggregate basis. In terms of the quantitative factors, the fundamentals generated a negative spread return while the valuation factors contributed to a positive spread return for the six months.

The overall stock-selection process, combined with portfolio implementation, generated underperformance relative to the benchmark returns. Our multi-dimensional, disciplined investment process applies approximately equal emphasis on valuation and fundamentals in determining the attractiveness of a stock.

We assign each of the Fund’s stocks to one of five super-sectors: consumer, financial, industrial, technology and healthcare. During the period, the stock selection process generated positive returns in three super-sectors. The process worked the best in the financial sector but worked least well in the industrial sector.

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 350 positions each on both the long and short sides of the Fund during the period. The Fund was extremely well-diversified and sector-neutral. No individual stock had a material impact on the Fund. In essence, we went long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	King Pharmaceuticals, Inc.	0.5%
2.	Platinum Underwriters Holdings Ltd. (Bermuda)	0.5
3.	Omnicare, Inc.	0.5
4.	Netflix, Inc.	0.4
5.	Endo Pharmaceuticals Holdings, Inc.	0.4
6.	TransDigm Group, Inc.	0.4
7.	Accenture Ltd. (Bermuda), Class A	0.4
8.	American Financial Group, Inc.	0.4
9.	Sherwin-Williams Co. (The)	0.4
10.	Tellabs, Inc.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	Old Republic International Corp.	0.7%
2.	Chico’s FAS, Inc.	0.6
3.	UnitedHealth Group, Inc.	0.6
4.	Molson Coors Brewing Co., Class B	0.5
5.	Fidelity National Financial, Inc., Class A	0.5
6.	Cerner Corp.	0.5
7.	Covanta Holding Corp.	0.5
8.	Auxilium Pharmaceuticals, Inc.	0.5
9.	Bed Bath & Beyond, Inc.	0.5
10.	Iron Mountain, Inc.	0.5

14   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***

Information Technology	14.0%
Industrials	13.2
Consumer Discretionary	12.9
Health Care	11.0
Financials	10.5
Energy	8.1
Utilities	5.2
Materials	4.7
Consumer Staples	4.5
Other (less than 1.0%)	0.8
Short-Term Investment	15.1

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****

Industrials	15.7%
Information Technology	15.3
Consumer Discretionary	14.3
Financials	13.6
Health Care	12.6
Utilities	7.9
Energy	6.8
Consumer Staples	5.9
Materials	5.8
Telecommunication Services	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2008. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2008. The Fund’s composition is subject to change.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(1.56)%	(0.33)%	2.39%	2.67%
With Sales Charge*		(6.76)	(5.53)	1.29	1.70
CLASS B SHARES	5/23/03
Without CDSC		(1.98)	(1.12)	1.60	1.90
With CDSC**		(6.98)	(6.12)	1.23	1.74
CLASS C SHARES	5/23/03
Without CDSC		(1.98)	(1.13)	1.62	1.92
With CDSC***		(2.98)	(2.13)	1.62	1.92
SELECT CLASS SHARES	5/23/03	(1.56)	(0.18)	2.62	2.92

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market Neutral Funds Average from May 23, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. The Lipper Equity Market Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$286,843
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned –28.33%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –26.49% for the Russell 3000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the energy and consumer discretionary sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Williams Cos. Inc., an integrated natural gas company, detracted from performance. The company reported lower-than-expected earnings results due to lower realized gas prices in its exploration and production segment. Devon Energy Corp., one of the world’s leading independent oil and gas exploration and production companies, also hurt returns. The company’s shares declined in sympathy with the energy sector as a whole due to the sharp drop in energy prices.

On the positive side, stock selection in the financial and material sectors contributed to performance. At the individual stock level, United Community Bank Inc., a bank holding company, helped returns. The company benefited from aggressively removing problem loans in its residential construction portfolio. In addition, the company replaced its cash dividend with a stock dividend and secured additional capital through the U. S. Treasury’s Troubled Asset Relief Program, significantly adding to its capital cushion. ProAssurance Corp., a specialty insurer providing medical liability coverage, also aided results. The company was isolated from many of the factors impacting the financial sector, such as sub-prime mortgage exposure. In addition, the company’s conservative underwriting added to its earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	W.P. Carey & Co. LLC	3.4%
2.	Devon Energy Corp.	3.2
3.	National Healthcare Corp.	3.1
4.	Telephone & Data Systems, Inc.	2.9
5.	Agree Realty Corp.	2.8
6.	National Health Investors, Inc.	2.8
7.	Teekay Corp. (Bahamas)	2.7
8.	Old Republic International Corp.	2.7
9.	Assurant, Inc.	2.3
10.	Fortune Brands, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Financials	38.5%
Energy	17.9
Consumer Discretionary	14.0
Telecommunication Services	5.2
Health Care	4.7
Industrials	4.2
Utilities	3.2
Consumer Staples	3.1
Materials	2.9
Information Technology	2.7
Short-Term Investment	3.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		(28.33)%	(35.78)%	(3.67)%
With Sales Charge*		(32.10)	(39.14)	(5.01)
CLASS C SHARES	2/28/05
Without CDSC		(28.44)	(36.04)	(4.12)
With CDSC**		(29.44)	(37.04)	(4.12)
SELECT CLASS SHARES	2/28/05	(28.18)	(35.55)	(3.40)
INSTITUTIONAL CLASS SHARES	2/28/05	(28.13)	(35.41)	(3.31)

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2008. The Fund has changed the class used in the graph from Class C to Class A because Class A is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 1.3%
122	Precision Castparts Corp.	7,273
	Auto Components — 0.6%
378	Gentex Corp. (c)	3,335
	Biotechnology — 2.4%
193	Celgene Corp. (a)	10,676
45	Myriad Genetics, Inc. (a)	2,969
		13,645
	Capital Markets — 7.0%
62	Affiliated Managers Group, Inc. (a)	2,619
299	Investment Technology Group, Inc. (a) (c)	6,803
183	Lazard Ltd., (Bermuda), Class A	5,454
156	Northern Trust Corp.	8,108
485	Och-Ziff Capital Management Group LLC, Class A	2,500
222	T. Rowe Price Group, Inc.	7,876
465	TD AMERITRADE Holding Corp. (a)	6,623
		39,983
	Chemicals — 4.1%
337	Ecolab, Inc.	11,861
134	Praxair, Inc.	7,954
324	Rockwood Holdings, Inc. (a)	3,496
		23,311
	Commercial Services & Supplies — 6.8%
776	Corrections Corp. of America (a)	12,694
212	Stericycle, Inc. (a)	11,024
483	Waste Connections, Inc. (a)	15,245
		38,963
	Communications Equipment — 4.6%
339	CommScope, Inc. (a)	5,263
241	F5 Networks, Inc. (a) (c)	5,518
290	Harris Corp.	11,044
250	Juniper Networks, Inc. (a)	4,385
		26,210
	Computers & Peripherals — 0.9%
370	NetApp, Inc. (a)	5,167
	Construction & Engineering — 0.9%
261	Shaw Group, Inc. (The) (a)	5,348
	Containers & Packaging — 0.6%
111	Greif, Inc., Class A	3,707

	Diversified Consumer Services — 3.2%
158	ITT Educational Services, Inc. (a) (c)	15,007
15	Strayer Education, Inc.	3,195
		18,202
	Diversified Financial Services — 2.6%
403	Interactive Brokers Group, Inc., Class A (a)	7,214
97	IntercontinentalExchange, Inc. (a)	7,972
		15,186
	Diversified Telecommunication Services — 1.4%
932	tw telecom, inc. (a) (c)	7,891
	Electrical Equipment — 1.8%
29	First Solar, Inc. (a)	3,988
317	GT Solar International, Inc. (a)	916
124	Roper Industries, Inc.	5,395
		10,299
	Electronic Equipment, Instruments & Components — 3.3%
402	Amphenol Corp., Class A	9,630
150	Dolby Laboratories, Inc., Class A (a) (c)	4,911
151	Flir Systems, Inc. (a) (c)	4,638
		19,179
	Energy Equipment & Services — 2.1%
234	Cameron International Corp. (a)	4,807
107	Helmerich & Payne, Inc.	2,435
174	Oceaneering International, Inc. (a)	5,063
		12,305
	Health Care Equipment & Supplies — 2.9%
239	Dentsply International, Inc. (c)	6,750
447	Hologic, Inc. (a)	5,848
100	Zimmer Holdings, Inc. (a)	4,030
		16,628
	Health Care Providers & Services — 7.1%
273	DaVita, Inc. (a)	13,529
84	Express Scripts, Inc. (a)	4,624
370	Humana, Inc. (a)	13,795
439	VCA Antech, Inc. (a) (c)	8,723
		40,671
	Health Care Technology — 1.5%
226	Cerner Corp. (a) (c)	8,686
	Hotels, Restaurants & Leisure — 2.9%
156	Darden Restaurants, Inc.	4,399
82	Panera Bread Co., Class A (a) (c)	4,284

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
371	Penn National Gaming, Inc. (a)	7,934
		16,617
	Industrial Conglomerates — 0.4%
216	McDermott International, Inc. (a)	2,137
	Insurance — 4.7%
177	ACE Ltd., (Switzerland)	9,388
156	AON Corp.	7,113
401	HCC Insurance Holdings, Inc. (c)	10,713
		27,214
	Internet & Catalog Retail — 0.7%
74	Amazon.com, Inc. (a)	3,795
	Internet Software & Services — 1.8%
420	Akamai Technologies, Inc. (a) (c)	6,335
73	Equinix, Inc. (a)	3,899
		10,234
	IT Services — 2.1%
41	MasterCard, Inc., Class A	5,810
322	SAIC, Inc. (a)	6,267
		12,077
	Leisure Equipment & Products — 1.3%
482	Mattel, Inc.	7,712
	Life Sciences Tools & Services — 2.0%
132	Covance, Inc. (a)	6,055
219	Illumina, Inc. (a)	5,708
		11,763
	Machinery — 4.0%
129	AGCO Corp. (a)	3,038
110	Bucyrus International, Inc. (c)	2,041
146	Cummins, Inc.	3,904
261	Pall Corp.	7,428
168	Wabtec Corp. (c)	6,666
		23,077
	Media — 2.7%
187	Discovery Communications, Inc., Class A (a)	2,652
257	John Wiley & Sons, Inc., Class A	9,156
101	Morningstar, Inc. (a) (c)	3,585
		15,393
	Multiline Retail — 2.3%
241	J.C. Penney Co., Inc.	4,742
226	Kohl’s Corp. (a)	8,181
		12,923
	Oil, Gas & Consumable Fuels — 5.5%
270	Cabot Oil & Gas Corp.	7,020
503	Forest Oil Corp. (a)	8,297
168	Peabody Energy Corp.	3,825
436	Southwestern Energy Co. (a)	12,626
		31,768
	Professional Services — 1.3%
173	FTI Consulting, Inc. (a)	7,707
	Road & Rail — 2.5%
135	J.B. Hunt Transport Services, Inc. (c)	3,559
287	Landstar System, Inc.	11,014
		14,573
	Semiconductors & Semiconductor Equipment — 2.2%
472	Broadcom Corp., Class A (a)	8,016
201	KLA-Tencor Corp.	4,379
		12,395
	Software — 4.7%
543	Activision Blizzard, Inc. (a)	4,692
665	Amdocs Ltd., (United Kingdom) (a)	12,166
98	ANSYS, Inc. (a) (c)	2,731
229	Electronic Arts, Inc. (a)	3,677
334	Nuance Communications, Inc. (a)	3,458
		26,724
	Specialty Retail — 1.0%
97	Sherwin-Williams Co. (The)	5,814
	Textiles, Apparel & Luxury Goods — 0.7%
192	Coach, Inc. (a)	3,979
	Wireless Telecommunication Services — 0.4%
95	Leap Wireless International, Inc. (a)	2,544
	Total Long-Term Investments (Cost $708,508)	564,435
Short-Term Investment — 1.7%
	Investment Company — 1.7%
9,626	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $9,626)	9,626

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.5%
	Corporate Note — 1.2%
7,000	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	6,959

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 5.3%
30,603	JPMorgan Prime Money Market Fund, Capital Shares (b)	30,603
	Total Investments of Cash Collateral for Securities on Loan (Cost $37,598)	37,562
	Total Investments — 106.5% (Cost $755,732)	611,623
	Liabilities in Excess of Other Assets — (6.5)%	(37,069)
	NET ASSETS — 100.0%	$574,554

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.0%
	Common Stocks — 101.0%
	Aerospace & Defense — 1.3%
112	Precision Castparts Corp.	6,690
	Auto Components — 0.6%
347	Gentex Corp.	3,066
	Biotechnology — 2.4%
178	Celgene Corp. (a)	9,815
41	Myriad Genetics, Inc. (a)	2,730
		12,545
	Capital Markets — 7.1%
57	Affiliated Managers Group, Inc. (a)	2,405
275	Investment Technology Group, Inc. (a)	6,256
169	Lazard Ltd., (Bermuda), Class A	5,014
143	Northern Trust Corp.	7,456
446	Och-Ziff Capital Management Group LLC, Class A	2,298
204	T. Rowe Price Group, Inc.	7,241
427	TD AMERITRADE Holding Corp. (a)	6,090
		36,760
	Chemicals — 4.2%
310	Ecolab, Inc.	10,905
123	Praxair, Inc.	7,313
298	Rockwood Holdings, Inc. (a)	3,214
		21,432
	Commercial Services & Supplies — 7.0%
713	Corrections Corp. of America (a)	11,671
195	Stericycle, Inc. (a)	10,135
444	Waste Connections, Inc. (a)	14,019
		35,825
	Communications Equipment — 4.7%
311	CommScope, Inc. (a)	4,839
222	F5 Networks, Inc. (a)	5,075
267	Harris Corp.	10,154
230	Juniper Networks, Inc. (a)	4,031
		24,099
	Computers & Peripherals — 0.9%
340	NetApp, Inc. (a)	4,751
	Construction & Engineering — 1.0%
240	Shaw Group, Inc. (The) (a)	4,918
	Containers & Packaging — 0.7%
102	Greif, Inc., Class A	3,410
	Diversified Consumer Services — 3.3%
145	ITT Educational Services, Inc. (a) (c)	13,801
14	Strayer Education, Inc.	2,937
		16,738
	Diversified Financial Services — 2.7%
371	Interactive Brokers Group, Inc., Class A (a)	6,634
89	IntercontinentalExchange, Inc. (a)	7,329
		13,963
	Diversified Telecommunication Services — 1.4%
857	tw telecom, inc. (a) (c)	7,256
	Electrical Equipment — 1.8%
27	First Solar, Inc. (a)	3,660
291	GT Solar International, Inc. (a)	841
114	Roper Industries, Inc.	4,961
		9,462
	Electronic Equipment, Instruments & Components — 3.4%
369	Amphenol Corp., Class A	8,855
138	Dolby Laboratories, Inc., Class A (a)	4,514
139	Flir Systems, Inc. (a)	4,263
		17,632
	Energy Equipment & Services — 2.2%
216	Cameron International Corp. (a)	4,419
98	Helmerich & Payne, Inc.	2,239
160	Oceaneering International, Inc. (a)	4,655
		11,313
	Health Care Equipment & Supplies — 3.0%
220	Dentsply International, Inc.	6,205
411	Hologic, Inc. (a)	5,377
92	Zimmer Holdings, Inc. (a)	3,707
		15,289
	Health Care Providers & Services — 7.3%
251	DaVita, Inc. (a)	12,440
77	Express Scripts, Inc. (a)	4,250
340	Humana, Inc. (a)	12,685
403	VCA Antech, Inc. (a) (c)	8,021
		37,396
	Health Care Technology — 1.5%
208	Cerner Corp. (a) (c)	7,989

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 3.0%
146	Darden Restaurants, Inc.	4,100
75	Panera Bread Co., Class A (a) (c)	3,939
341	Penn National Gaming, Inc. (a)	7,295
		15,334
	Industrial Conglomerates — 0.4%
199	McDermott International, Inc. (a)	1,965
	Insurance — 4.9%
163	ACE Ltd., (Switzerland)	8,631
143	AON Corp.	6,542
368	HCC Insurance Holdings, Inc.	9,852
		25,025
	Internet & Catalog Retail — 0.7%
68	Amazon.com, Inc. (a)	3,487
	Internet Software & Services — 1.8%
386	Akamai Technologies, Inc. (a) (c)	5,825
67	Equinix, Inc. (a)	3,585
		9,410
	IT Services — 2.2%
37	MasterCard, Inc., Class A	5,336
296	SAIC, Inc. (a)	5,762
		11,098
	Leisure Equipment & Products — 1.4%
443	Mattel, Inc.	7,091
	Life Sciences Tools & Services — 2.1%
121	Covance, Inc. (a)	5,566
201	Illumina, Inc. (a)	5,248
		10,814
	Machinery — 4.1%
118	AGCO Corp. (a)	2,793
101	Bucyrus International, Inc.	1,876
134	Cummins, Inc.	3,590
240	Pall Corp.	6,830
154	Wabtec Corp.	6,138
		21,227
	Media — 2.7%
172	Discovery Communications, Inc., Class A (a)	2,438
237	John Wiley & Sons, Inc., Class A	8,417
93	Morningstar, Inc. (a) (c)	3,295
		14,150
	Multiline Retail — 2.3%
221	J.C. Penney Co., Inc.	4,360
208	Kohl’s Corp. (a)	7,522
		11,882
	Oil, Gas & Consumable Fuels — 5.7%
248	Cabot Oil & Gas Corp.	6,455
463	Forest Oil Corp. (a)	7,630
155	Peabody Energy Corp.	3,516
401	Southwestern Energy Co. (a)	11,609
		29,210
	Professional Services — 1.4%
159	FTI Consulting, Inc. (a)	7,086
	Road & Rail — 2.6%
125	J.B. Hunt Transport Services, Inc.	3,273
264	Landstar System, Inc.	10,126
		13,399
	Semiconductors & Semiconductor Equipment — 2.2%
434	Broadcom Corp., Class A (a)	7,371
185	KLA-Tencor Corp.	4,027
		11,398
	Software — 4.8%
499	Activision Blizzard, Inc. (a)	4,315
612	Amdocs Ltd., (United Kingdom) (a)	11,187
91	ANSYS, Inc. (a)	2,524
211	Electronic Arts, Inc. (a)	3,380
307	Nuance Communications, Inc. (a)	3,179
		24,585
	Specialty Retail — 1.0%
90	Sherwin-Williams Co. (The)	5,348
	Textiles, Apparel & Luxury Goods — 0.7%
176	Coach, Inc. (a)	3,660
	Wireless Telecommunication Services — 0.5%
87	Leap Wireless International, Inc. (a)	2,339
	Total Long-Term Investments (Cost $653,236)	519,042
Short-Term Investment — 0.4%
	Investment Company — 0.4%
2,110	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $2,110)	2,110

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 5.9%
	Certificate of Deposit — 0.8%
4,500	Calyon, New York, VAR, 0.397%, 03/15/10	4,349
	Corporate Notes — 3.9%
5,000	BBVA U.S. Senior S.A.U., (Spain), VAR, 2.149%, 03/12/10 (e)	4,892
6,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	5,727
1,000	Monumental Global Funding II, VAR, 0.395%, 03/26/10 (e)	904
7,000	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	6,498
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,853
		19,874

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 1.2%
6,055	JPMorgan Prime Money Market Fund, Capital Shares (b)	6,055
	Total Investments of Cash Collateral for Securities on Loan (Cost $31,553)	30,278
	Total Investments — 107.3% (Cost $686,899)	551,430
	Liabilities in Excess of Other Assets — (7.3)%	(37,635)
	NET ASSETS — 100.0%	$513,795

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 2.8%
35	Alliant Techsystems, Inc. (a) (c)	3,007
28	Precision Castparts Corp.	1,646
43	Spirit Aerosystems Holdings, Inc., Class A (a)	438
		5,091
	Auto Components — 0.3%
36	WABCO Holdings, Inc.	565
	Beverages — 0.9%
14	Brown-Forman Corp., Class B	736
30	Fomento Economico Mexicano S.A.B. de C.V., (Mexico), ADR	892
		1,628
	Building Products — 0.5%
51	Owens Corning, Inc. (a) (c)	884
	Capital Markets — 2.4%
11	Affiliated Managers Group, Inc. (a)	461
70	Charles Schwab Corp. (The)	1,124
70	Cohen & Steers, Inc. (c)	766
10	Northern Trust Corp.	500
39	T. Rowe Price Group, Inc.	1,385
		4,236
	Chemicals — 3.8%
14	Air Products & Chemicals, Inc.	699
94	Albemarle Corp.	2,089
14	Intrepid Potash, Inc. (a)	280
28	Lubrizol Corp.	1,023
34	PPG Industries, Inc.	1,451
28	Sigma-Aldrich Corp.	1,166
		6,708
	Commercial Banks — 5.9%
32	City National Corp. (c)	1,563
52	Cullen/Frost Bankers, Inc.	2,646
36	M&T Bank Corp. (c)	2,083
189	Synovus Financial Corp. (c)	1,568
49	United Community Banks, Inc. (c)	665
72	Wilmington Trust Corp.	1,597
17	Zions Bancorp	426
		10,548
	Commercial Services & Supplies — 1.0%
74	Republic Services, Inc.	1,844
	Computers & Peripherals — 0.5%
62	NCR Corp. (a)	877
	Construction Materials — 0.3%
7	Vulcan Materials Co. (c)	480
	Containers & Packaging — 1.3%
48	Ball Corp.	1,988
69	Temple-Inland, Inc. (c)	332
		2,320
	Distributors — 1.1%
54	Genuine Parts Co.	2,037
	Diversified Consumer Services — 0.4%
29	H&R Block, Inc.	648
	Diversified Telecommunication Services — 0.9%
38	CenturyTel, Inc.	1,039
53	Windstream Corp.	491
		1,530
	Electric Utilities — 5.3%
117	American Electric Power Co., Inc.	3,899
53	Edison International	1,707
33	FirstEnergy Corp.	1,584
111	Westar Energy, Inc.	2,268
		9,458
	Electronic Equipment, Instruments & Components — 2.6%
63	Amphenol Corp., Class A	1,506
91	Arrow Electronics, Inc. (a)	1,718
92	Tyco Electronics Ltd., (Bermuda)	1,491
		4,715
	Energy Equipment & Services — 0.6%
59	Helix Energy Solutions Group, Inc. (a) (c)	425
24	Unit Corp. (a)	644
		1,069
	Food & Staples Retailing — 3.1%
11	Costco Wholesale Corp.	556
84	Great Atlantic & Pacific Tea Co. (a) (c)	524
173	Safeway, Inc. (c)	4,103
19	SUPERVALU, Inc.	273
		5,456
	Food Products — 1.9%
38	Archer-Daniels-Midland Co.	1,098
39	JM Smucker Co. (The)	1,669
40	Smithfield Foods, Inc. (a) (c)	559
		3,326

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 3.4%
74	Energen Corp.	2,168
56	Equitable Resources, Inc.	1,879
48	ONEOK, Inc.	1,386
20	Questar Corp.	637
		6,070
	Health Care Equipment & Supplies — 1.6%
43	Becton, Dickinson & Co.	2,927
	Health Care Providers & Services — 2.6%
47	Community Health Systems, Inc. (a)	688
56	Coventry Health Care, Inc. (a)	837
51	Lincare Holdings, Inc. (a) (c)	1,379
84	VCA Antech, Inc. (a)	1,670
		4,574
	Hotels, Restaurants & Leisure — 3.2%
50	Burger King Holdings, Inc.	1,187
16	Darden Restaurants, Inc.	445
36	International Game Technology	431
150	Marriott International, Inc., Class A	2,921
27	Vail Resorts, Inc. (a) (c)	713
		5,697
	Household Durables — 3.0%
64	Fortune Brands, Inc.	2,642
60	Jarden Corp. (a) (c)	691
34	MDC Holdings, Inc.	1,015
24	Mohawk Industries, Inc. (a)	1,044
		5,392
	Household Products — 0.4%
13	Clorox Co.	742
	Industrial Conglomerates — 0.7%
57	Carlisle Cos., Inc.	1,178
	Insurance — 11.0%
91	Assurant, Inc.	2,738
55	Cincinnati Financial Corp.	1,587
31	Everest Re Group Ltd., (Bermuda)	2,395
99	Loews Corp.	2,794
277	Old Republic International Corp. (c)	3,308
156	OneBeacon Insurance Group Ltd. (c)	1,624
46	Principal Financial Group, Inc.	1,036
49	ProAssurance Corp. (a)	2,607
31	Protective Life Corp.	443
36	W.R. Berkley Corp.	1,119
		19,651
	Internet & Catalog Retail — 1.2%
29	Amazon.com, Inc. (a)	1,467
93	Expedia, Inc. (a)	767
		2,234
	IT Services — 1.9%
59	Fidelity National Information Services, Inc.	957
29	Lender Processing Services, Inc.	867
97	Total System Services, Inc.	1,357
21	Western Union Co. (The)	306
		3,487
	Machinery — 1.8%
34	Dover Corp.	1,117
27	Harsco Corp.	742
52	Kennametal, Inc.	1,147
20	Oshkosh Corp.	179
		3,185
	Media — 2.6%
81	AH Belo Corp., Class A	176
62	Cablevision Systems Corp., Class A	1,046
114	Clear Channel Outdoor Holdings, Inc., Class A (a)	704
31	Lamar Advertising Co., Class A (a) (c)	387
13	Omnicom Group, Inc.	339
25	Scripps Networks Interactive, Inc., Class A	550
4	Washington Post Co. (The), Class B	1,393
		4,595
	Metals & Mining — 0.3%
45	Century Aluminum Co. (a)	452
	Multiline Retail — 0.2%
26	Nordstrom, Inc.	343
	Multi-Utilities — 5.5%
242	CMS Energy Corp. (c)	2,444
62	MDU Resources Group, Inc.	1,340
52	NSTAR	1,912
69	PG&E Corp. (c)	2,686
81	Xcel Energy, Inc.	1,503
		9,885
	Oil, Gas & Consumable Fuels — 5.7%
93	CVR Energy, Inc. (a)	370
41	Devon Energy Corp.	2,690
51	Kinder Morgan Management LLC (a)	2,044
20	Murphy Oil Corp.	891
27	Newfield Exploration Co. (a)	541

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 5.7%
8	Penn Virginia Corp.	203
107	Teekay Corp., (Bahamas) (c)	2,099
98	Williams Cos., Inc.	1,413
		10,251
	Real Estate Investment Trusts (REITs) — 4.6%
69	Cousins Properties, Inc. (c)	961
103	Kimco Realty Corp. (c)	1,888
22	PS Business Parks, Inc.	978
5	Public Storage	421
8	Rayonier, Inc.	266
38	Regency Centers Corp.	1,770
20	Ventas, Inc.	661
22	Vornado Realty Trust	1,350
		8,295
	Real Estate Management & Development — 1.3%
65	Brookfield Asset Management, Inc., (Canada), Class A (c)	997
89	Brookfield Properties Corp., (Canada)	688
24	Jones Lang LaSalle, Inc.	656
		2,341
	Software — 0.8%
77	Jack Henry & Associates, Inc.	1,493
	Specialty Retail — 5.7%
36	Abercrombie & Fitch Co., Class A	819
103	AutoNation, Inc. (a) (c)	1,014
12	AutoZone, Inc. (a)	1,735
17	Bed Bath & Beyond, Inc. (a)	437
38	Sherwin-Williams Co. (The)	2,252
67	Staples, Inc.	1,206
87	Tiffany & Co. (c)	2,059
30	TJX Cos., Inc.	609
		10,131
	Textiles, Apparel & Luxury Goods — 2.0%
51	Coach, Inc. (a)	1,051
17	Columbia Sportswear Co. (c)	609
33	Phillips-Van Heusen Corp.	668
24	V.F. Corp.	1,328
		3,656
	Thrifts & Mortgage Finance — 1.7%
53	Hudson City Bancorp, Inc.	851
125	People’s United Financial, Inc. (c)	2,223
		3,074
	Tobacco — 0.9%
28	Lorillard, Inc.	1,583
	Water Utilities — 0.6%
48	American Water Works Co., Inc. (c)	994
	Wireless Telecommunication Services — 1.5%
39	Telephone & Data Systems, Inc.	1,102
38	U.S. Cellular Corp. (a)	1,656
		2,758
	Total Long-Term Investments (Cost $226,559)	178,408
Short-Term Investment — 0.6%
	Investment Company — 0.6%
1,070	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $1,070)	1,070

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 17.3%
	Certificate of Deposit — 1.3%
2,500	Calyon, New York, VAR, 0.397%, 03/15/10	2,417
	Corporate Notes — 7.5%
4,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	3,913
4,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	3,818
3,000	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	2,785
3,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	2,779
		13,295

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 8.5%
15,146	JPMorgan Prime Money Market Fund, Capital Shares (b)	15,146
	Total Investments of Cash Collateral for Securities on Loan (Cost $31,645)	30,858
	Total Investments — 117.7% (Cost $259,274)	210,336
	Liabilities in Excess of Other Assets — (17.7)%	(31,685)
	NET ASSETS — 100.0%	$178,651

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Common Stocks — 98.7%
	Aerospace & Defense — 1.9%
38	Precision Castparts Corp.	2,281
76	United Technologies Corp.	4,047
		6,328
	Biotechnology — 6.0%
98	Celgene Corp. (a)	5,434
45	Genentech, Inc. (a)	3,706
135	Gilead Sciences, Inc. (a) (c)	6,914
56	Myriad Genetics, Inc. (a) (c)	3,691
		19,745
	Capital Markets — 4.1%
142	Investment Technology Group, Inc. (a)	3,222
98	Lazard Ltd., (Bermuda), Class A	2,915
36	Northern Trust Corp.	1,851
71	T. Rowe Price Group, Inc. (c)	2,523
203	TD AMERITRADE Holding Corp. (a)	2,894
		13,405
	Chemicals — 3.7%
123	Ecolab, Inc.	4,327
45	Monsanto Co.	3,152
79	Praxair, Inc.	4,671
		12,150
	Commercial Services & Supplies — 5.6%
352	Corrections Corp. of America (a)	5,762
110	Stericycle, Inc. (a)	5,734
211	Waste Connections, Inc. (a)	6,669
		18,165
	Communications Equipment — 4.4%
191	Cisco Systems, Inc. (a)	3,115
157	CommScope, Inc. (a)	2,442
100	F5 Networks, Inc. (a)	2,275
141	QUALCOMM, Inc.	5,066
35	Research In Motion Ltd., (Canada) (a)	1,416
		14,314
	Computers & Peripherals — 4.7%
37	Apple, Inc. (a)	3,145
146	Hewlett-Packard Co.	5,309
56	International Business Machines Corp.	4,680
157	NetApp, Inc. (a)	2,196
		15,330
	Construction & Engineering — 0.6%
104	Shaw Group, Inc. (The) (a)	2,123
	Containers & Packaging — 0.5%
51	Greif, Inc., Class A	1,718
	Diversified Consumer Services — 2.2%
75	ITT Educational Services, Inc. (a) (c)	7,161
	Diversified Financial Services — 2.8%
174	Interactive Brokers Group, Inc., Class A (a)	3,114
40	IntercontinentalExchange, Inc. (a)	3,273
154	MSCI, Inc., Class A (a)	2,728
		9,115
	Diversified Telecommunication Services — 1.3%
485	tw telecom, inc. (a)	4,110
	Electrical Equipment — 1.5%
15	First Solar, Inc. (a)	2,111
67	Roper Industries, Inc.	2,913
		5,024
	Electronic Equipment, Instruments & Components — 2.8%
188	Amphenol Corp., Class A	4,499
73	Dolby Laboratories, Inc., Class A (a)	2,404
71	Flir Systems, Inc. (a) (c)	2,175
		9,078
	Energy Equipment & Services — 2.2%
125	Cameron International Corp. (a)	2,568
85	Oceaneering International, Inc. (a)	2,465
134	ShawCor Ltd., (Canada), Class A	2,003
		7,036
	Food & Staples Retailing — 2.5%
145	Wal-Mart Stores, Inc.	8,140
	Food Products — 1.1%
61	General Mills, Inc.	3,706
	Health Care Equipment & Supplies — 3.5%
108	Dentsply International, Inc.	3,058
230	Hologic, Inc. (a)	3,003
103	Meridian Bioscience, Inc.	2,623
85	Thoratec Corp. (a)	2,762
		11,446
	Health Care Providers & Services — 5.8%
107	DaVita, Inc. (a)	5,314
45	Express Scripts, Inc. (a)	2,480
125	Gentiva Health Services, Inc. (a)	3,657
107	Humana, Inc. (a)	3,978
183	VCA Antech, Inc. (a)	3,644
		19,073

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 2.6%
105	Cerner Corp. (a) (c)	4,053
135	MedAssets, Inc. (a)	1,965
191	Omnicell, Inc. (a)	2,337
		8,355
	Hotels, Restaurants & Leisure — 1.6%
42	Panera Bread Co., Class A (a) (c)	2,199
134	Penn National Gaming, Inc. (a)	2,872
		5,071
	Insurance — 4.1%
104	ACE Ltd., (Switzerland)	5,498
72	AON Corp.	3,298
170	HCC Insurance Holdings, Inc.	4,540
		13,336
	Internet & Catalog Retail — 1.2%
78	Amazon.com, Inc. (a)	4,005
	Internet Software & Services — 2.8%
173	Akamai Technologies, Inc. (a)	2,617
31	Equinix, Inc. (a)	1,654
16	Google, Inc., Class A (a)	5,015
		9,286
	IT Services — 1.0%
23	MasterCard, Inc., Class A	3,273
	Leisure Equipment & Products — 1.2%
253	Mattel, Inc.	4,051
	Life Sciences Tools & Services — 1.3%
108	Icon plc, (Ireland), ADR (a)	2,123
83	Illumina, Inc. (a) (c)	2,162
		4,285
	Machinery — 1.2%
97	Wabtec Corp.	3,836
	Media — 2.8%
113	Discovery Communications, Inc., Class A (a)	1,593
106	John Wiley & Sons, Inc., Class A	3,761
171	Walt Disney Co. (The)	3,875
		9,229
	Multiline Retail — 1.1%
96	Kohl’s Corp. (a)	3,457
	Oil, Gas & Consumable Fuels — 4.8%
36	Apache Corp.	2,676
151	Concho Resources, Inc. (a)	3,434
201	Forest Oil Corp. (a)	3,318
214	Southwestern Energy Co. (a)	6,202
		15,630
	Pharmaceuticals — 4.7%
178	Abbott Laboratories	9,500
135	Teva Pharmaceutical Industries Ltd., (Israel), ADR (c)	5,764
		15,264
	Professional Services — 1.0%
76	FTI Consulting, Inc. (a)	3,382
	Road & Rail — 1.9%
163	Landstar System, Inc.	6,245
	Semiconductors & Semiconductor Equipment — 0.5%
123	Microsemi Corp. (a)	1,555
	Software — 6.0%
223	Activision Blizzard, Inc. (a)	1,924
335	Amdocs Ltd., (United Kingdom) (a)	6,131
342	Microsoft Corp.	6,654
174	Nuance Communications, Inc. (a)	1,804
180	Oracle Corp. (a)	3,186
		19,699
	Specialty Retail — 0.7%
40	Sherwin-Williams Co. (The)	2,396
	Textiles, Apparel & Luxury Goods — 0.5%
65	Under Armour, Inc., Class A (a) (c)	1,559
	Wireless Telecommunication Services — 0.5%
56	Leap Wireless International, Inc. (a)	1,506
	Total Long-Term Investments (Cost $402,430)	322,587
Investments of Cash Collateral for Securities on Loan — 10.8%
	Investment Company — 10.8%
35,274	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $35,274)	35,274
	Total Investment — 109.5% (Cost $437,704)	357,861
	Liabilities in Excess of Other Assets — (9.5)%	(31,109)
	NET ASSETS — 100.0%	$326,752

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.5%
	Common Stocks — 95.5%
	Aerospace & Defense — 1.9%
14	Alliant Techsystems, Inc. (a)	1,183
25	Precision Castparts Corp.	1,501
		2,684
	Auto Components — 0.6%
46	Gentex Corp.	407
24	WABCO Holdings, Inc.	385
		792
	Beverages — 0.2%
7	Brown-Forman Corp., Class B	349
	Biotechnology — 1.2%
24	Celgene Corp. (a)	1,300
6	Myriad Genetics, Inc. (a)	364
		1,664
	Building Products — 0.3%
26	Owens Corning, Inc. (a)	441
	Capital Markets — 4.0%
12	Affiliated Managers Group, Inc. (a)	506
32	Investment Technology Group, Inc. (a)	736
22	Lazard Ltd., (Bermuda), Class A	663
23	Northern Trust Corp.	1,217
59	Och-Ziff Capital Management Group LLC, Class A	305
44	T. Rowe Price Group, Inc. (c)	1,547
57	TD AMERITRADE Holding Corp. (a)	806
		5,780
	Chemicals — 3.9%
6	Air Products & Chemicals, Inc.	301
49	Albemarle Corp.	1,091
41	Ecolab, Inc.	1,443
18	PPG Industries, Inc.	781
16	Praxair, Inc.	967
39	Rockwood Holdings, Inc. (a)	426
14	Sigma-Aldrich Corp.	579
		5,588
	Commercial Banks — 2.3%
20	Cullen/Frost Bankers, Inc.	994
20	M&T Bank Corp.	1,131
72	Synovus Financial Corp.	600
25	Wilmington Trust Corp.	558
		3,283
	Commercial Services & Supplies — 4.2%
94	Corrections Corp. of America (a)	1,545
52	Republic Services, Inc.	1,282
26	Stericycle, Inc. (a)	1,341
59	Waste Connections, Inc. (a)	1,855
		6,023
	Communications Equipment — 2.2%
41	CommScope, Inc. (a)	641
29	F5 Networks, Inc. (a)	672
35	Harris Corp.	1,343
31	Juniper Networks, Inc. (a)	534
		3,190
	Computers & Peripherals — 0.7%
24	NCR Corp. (a)	336
45	NetApp, Inc. (a)	629
		965
	Construction & Engineering — 0.5%
32	Shaw Group, Inc. (The) (a)	651
	Construction Materials — 0.2%
4	Vulcan Materials Co.	271
	Containers & Packaging — 1.2%
31	Ball Corp.	1,302
14	Greif, Inc., Class A	451
		1,753
	Distributors — 0.9%
34	Genuine Parts Co.	1,302
	Diversified Consumer Services — 1.7%
11	H&R Block, Inc.	257
19	ITT Educational Services, Inc. (a)	1,823
2	Strayer Education, Inc.	386
		2,466
	Diversified Financial Services — 1.3%
49	Interactive Brokers Group, Inc., Class A (a)	877
12	IntercontinentalExchange, Inc. (a)	970
		1,847
	Diversified Telecommunication Services — 1.2%
18	CenturyTel, Inc.	478
113	tw telecom, inc. (a)	960
32	Windstream Corp.	293
		1,731

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 2.4%
53	American Electric Power Co., Inc.	1,774
13	FirstEnergy Corp.	617
49	Westar Energy, Inc.	1,007
		3,398
	Electrical Equipment — 0.9%
4	First Solar, Inc. (a)	488
39	GT Solar International, Inc. (a)	112
15	Roper Industries, Inc.	657
		1,257
	Electronic Equipment, Instruments & Components — 3.3%
79	Amphenol Corp., Class A	1,883
48	Arrow Electronics, Inc. (a)	904
18	Dolby Laboratories, Inc., Class A (a)	599
18	Flir Systems, Inc. (a) (c)	566
46	Tyco Electronics Ltd., (Bermuda)	751
		4,703
	Energy Equipment & Services — 1.2%
29	Cameron International Corp. (a)	585
34	Helix Energy Solutions Group, Inc. (a)	245
13	Helmerich & Payne, Inc.	298
21	Oceaneering International, Inc. (a)	615
		1,743
	Food & Staples Retailing — 1.3%
68	Safeway, Inc.	1,616
12	SUPERVALU, Inc.	174
		1,790
	Food Products — 0.5%
15	JM Smucker Co. (The)	650
	Gas Utilities — 2.2%
44	Energen Corp.	1,276
23	Equitable Resources, Inc.	758
17	ONEOK, Inc.	492
17	Questar Corp.	546
		3,072
	Health Care Equipment & Supplies — 2.0%
13	Becton, Dickinson & Co.	862
29	Dentsply International, Inc.	822
54	Hologic, Inc. (a)	712
12	Zimmer Holdings, Inc. (a)	489
		2,885
	Health Care Providers & Services — 5.0%
17	Community Health Systems, Inc. (a)	254
36	Coventry Health Care, Inc. (a)	530
33	DaVita, Inc. (a)	1,646
10	Express Scripts, Inc. (a)	561
45	Humana, Inc. (a)	1,680
32	Lincare Holdings, Inc. (a)	870
81	VCA Antech, Inc. (a)	1,606
		7,147
	Health Care Technology — 0.7%
28	Cerner Corp. (a) (c)	1,058
	Hotels, Restaurants & Leisure — 2.6%
32	Burger King Holdings, Inc.	757
19	Darden Restaurants, Inc.	536
49	Marriott International, Inc., Class A	945
10	Panera Bread Co., Class A (a) (c)	521
45	Penn National Gaming, Inc. (a)	966
		3,725
	Household Durables — 1.0%
31	Fortune Brands, Inc.	1,296
17	Jarden Corp. (a)	191
		1,487
	Household Products — 0.5%
12	Clorox Co.	639
	Industrial Conglomerates — 0.7%
37	Carlisle Cos., Inc.	768
26	McDermott International, Inc. (a)	261
		1,029
	Insurance — 8.3%
22	ACE Ltd., (Switzerland)	1,143
19	AON Corp.	868
48	Assurant, Inc.	1,434
52	Cincinnati Financial Corp.	1,446
14	Everest Re Group Ltd., (Bermuda)	1,074
49	HCC Insurance Holdings, Inc.	1,303
161	Old Republic International Corp.	1,915
67	OneBeacon Insurance Group Ltd.	694
39	Principal Financial Group, Inc.	887
35	W.R. Berkley Corp.	1,094
		11,858
	Internet & Catalog Retail — 0.3%
9	Amazon.com, Inc. (a)	462

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 0.9%
51	Akamai Technologies, Inc. (a)	772
9	Equinix, Inc. (a)	473
		1,245
	IT Services — 1.5%
5	MasterCard, Inc., Class A	707
39	SAIC, Inc. (a)	764
26	Total System Services, Inc.	345
24	Western Union Co. (The)	340
		2,156
	Leisure Equipment & Products — 0.7%
59	Mattel, Inc.	938
	Life Sciences Tools & Services — 1.0%
16	Covance, Inc. (a)	736
27	Illumina, Inc. (a) (c)	695
		1,431
	Machinery — 2.5%
16	AGCO Corp. (a)	371
13	Bucyrus International, Inc.	249
18	Cummins, Inc.	476
22	Dover Corp.	718
7	Oshkosh Corp.	64
32	Pall Corp.	905
21	Wabtec Corp. (c)	818
		3,601
	Media — 3.0%
36	Cablevision Systems Corp., Class A	603
59	Clear Channel Outdoor Holdings, Inc., Class A (a)	363
23	Discovery Communications, Inc., Class A (a)	323
31	John Wiley & Sons, Inc., Class A	1,114
7	Lamar Advertising Co., Class A (a)	83
12	Morningstar, Inc. (a) (c)	436
13	Omnicom Group, Inc.	353
9	Scripps Networks Interactive, Inc., Class A	220
2	Washington Post Co. (The), Class B	814
		4,309
	Metals & Mining — 0.1%
14	Century Aluminum Co. (a)	140
	Multiline Retail — 1.1%
29	J.C. Penney Co., Inc.	577
28	Kohl’s Corp. (a)	996
		1,573
	Multi-Utilities — 2.5%
107	CMS Energy Corp.	1,085
33	PG&E Corp.	1,275
63	Xcel Energy, Inc.	1,172
		3,532
	Oil, Gas & Consumable Fuels — 5.2%
33	Cabot Oil & Gas Corp.	854
52	CVR Energy, Inc. (a)	209
14	Devon Energy Corp.	887
61	Forest Oil Corp. (a)	1,010
20	Kinder Morgan Management LLC (a)	783
20	Peabody Energy Corp.	466
53	Southwestern Energy Co. (a)	1,535
40	Teekay Corp., (Bahamas)	782
67	Williams Cos., Inc.	967
		7,493
	Pharmaceuticals — 0.1%
6	Warner Chilcott Ltd., (Bermuda), Class A (a)	90
	Professional Services — 0.7%
21	FTI Consulting, Inc. (a)	940
	Real Estate Investment Trusts (REITs) — 2.8%
48	Kimco Realty Corp.	874
6	Plum Creek Timber Co., Inc.	212
7	Public Storage	580
7	Rayonier, Inc.	211
18	Regency Centers Corp.	859
10	Ventas, Inc.	319
17	Vornado Realty Trust	1,008
		4,063
	Real Estate Management & Development — 0.4%
76	Brookfield Properties Corp., (Canada)	586
	Road & Rail — 1.2%
17	J.B. Hunt Transport Services, Inc.	435
35	Landstar System, Inc.	1,341
		1,776
	Semiconductors & Semiconductor Equipment — 1.1%
58	Broadcom Corp., Class A (a)	976
25	KLA-Tencor Corp.	534
		1,510
	Software — 2.9%
66	Activision Blizzard, Inc. (a)	571
81	Amdocs Ltd., (United Kingdom) (a)	1,481
12	ANSYS, Inc. (a)	334

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
28	Electronic Arts, Inc. (a)	447
45	Jack Henry & Associates, Inc.	864
41	Nuance Communications, Inc. (a)	422
		4,119
	Specialty Retail — 3.0%
48	AutoNation, Inc. (a)	470
6	AutoZone, Inc. (a)	795
7	Bed Bath & Beyond, Inc. (a)	178
23	Sherwin-Williams Co. (The)	1,398
33	Staples, Inc.	584
27	Tiffany & Co.	626
14	TJX Cos., Inc.	296
		4,347
	Textiles, Apparel & Luxury Goods — 1.2%
23	Coach, Inc. (a)	484
8	Columbia Sportswear Co.	291
17	V.F. Corp.	926
		1,701
	Thrifts & Mortgage Finance — 0.6%
47	People’s United Financial, Inc.	831
	Tobacco — 0.4%
9	Lorillard, Inc.	530
	Water Utilities — 0.2%
16	American Water Works Co., Inc.	336
	Wireless Telecommunication Services — 1.0%
12	Leap Wireless International, Inc. (a)	309
41	Telephone & Data Systems, Inc.	1,161
		1,470
	Total Long-Term Investments (Cost $158,036)	136,400
Short-Term Investment — 2.1%
	Investment Company — 2.1%
3,076	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $3,076)	3,076
Investments of Cash Collateral for Securities on Loan — 3.2%
	Investment Company — 3.2%
4,525	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $4,525)	4,525
	Total Investments — 100.8% (Cost $165,637)	144,001
	Liabilities in Excess of Other Assets — (0.8)%	(1,166)
	NET ASSETS — 100.0%	$142,835

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Aerospace & Defense — 2.6%
771	Alliant Techsystems, Inc. (a) (c)	66,137
569	Precision Castparts Corp.	33,851
		99,988
	Auto Components — 0.5%
1,338	WABCO Holdings, Inc.	21,119
	Beverages — 0.5%
368	Brown-Forman Corp., Class B	18,954
	Building Products — 0.6%
1,394	Owens Corning, Inc. (a) (c)	24,115
	Capital Markets — 1.5%
237	Affiliated Managers Group, Inc. (a) (c)	9,950
290	Northern Trust Corp.	15,100
913	T. Rowe Price Group, Inc. (c)	32,342
		57,392
	Chemicals — 4.0%
325	Air Products & Chemicals, Inc.	16,322
2,731	Albemarle Corp.	60,912
1,020	PPG Industries, Inc.	43,257
758	Sigma-Aldrich Corp. (c)	32,014
		152,505
	Commercial Banks — 4.8%
1,082	Cullen/Frost Bankers, Inc.	54,821
1,071	M&T Bank Corp. (c)	61,469
3,985	Synovus Financial Corp. (c)	33,075
1,549	Wilmington Trust Corp. (c)	34,447
		183,812
	Commercial Services & Supplies — 1.8%
2,871	Republic Services, Inc.	71,178
	Computers & Peripherals — 0.5%
1,301	NCR Corp. (a)	18,400
	Construction Materials — 0.4%
219	Vulcan Materials Co. (c)	15,266
	Containers & Packaging — 1.9%
1,739	Ball Corp.	72,340
	Distributors — 1.9%
1,950	Genuine Parts Co.	73,831
	Diversified Consumer Services — 0.4%
616	H&R Block, Inc.	14,000
	Diversified Telecommunication Services — 1.1%
962	CenturyTel, Inc.	26,281
1,733	Windstream Corp.	15,947
		42,228
	Electric Utilities — 4.9%
2,961	American Electric Power Co., Inc.	98,533
704	FirstEnergy Corp.	34,200
2,717	Westar Energy, Inc.	55,722
		188,455
	Electronic Equipment, Instruments & Components — 3.4%
1,639	Amphenol Corp., Class A	39,296
2,724	Arrow Electronics, Inc. (a)	51,311
2,557	Tyco Electronics Ltd., (Bermuda) (c)	41,452
		132,059
	Energy Equipment & Services — 0.4%
2,066	Helix Energy Solutions Group, Inc. (a) (c)	14,959
	Food & Staples Retailing — 2.6%
3,771	Safeway, Inc.	89,636
673	SUPERVALU, Inc.	9,826
		99,462
	Food Products — 0.9%
831	JM Smucker Co. (The)	36,011
	Gas Utilities — 4.4%
2,367	Energen Corp.	69,436
1,246	Equitable Resources, Inc.	41,813
931	ONEOK, Inc.	27,107
990	Questar Corp.	32,350
		170,706
	Health Care Equipment & Supplies — 1.2%
701	Becton, Dickinson & Co.	47,914
	Health Care Providers & Services — 3.1%
817	Community Health Systems, Inc. (a)	11,907
1,965	Coventry Health Care, Inc. (a)	29,240
1,789	Lincare Holdings, Inc. (a)	48,180
1,505	VCA Antech, Inc. (a)	29,917
		119,244
	Hotels, Restaurants & Leisure — 2.4%
1,754	Burger King Holdings, Inc.	41,883
2,689	Marriott International, Inc., Class A	52,309
		94,192

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 2.1%
1,743	Fortune Brands, Inc.	71,959
886	Jarden Corp. (a) (c)	10,189
		82,148
	Household Products — 0.9%
638	Clorox Co.	35,442
	Industrial Conglomerates — 1.1%
2,051	Carlisle Cos., Inc.	42,450
	Insurance — 12.3%
2,650	Assurant, Inc.	79,511
2,779	Cincinnati Financial Corp.	80,782
776	Everest Re Group Ltd., (Bermuda)	59,100
8,921	Old Republic International Corp.	106,339
3,672	OneBeacon Insurance Group Ltd.	38,333
2,173	Principal Financial Group, Inc.	49,040
1,951	W.R. Berkley Corp.	60,493
		473,598
	IT Services — 1.0%
1,342	Total System Services, Inc.	18,781
1,298	Western Union Co. (The)	18,611
		37,392
	Machinery — 1.0%
1,203	Dover Corp.	39,599
	Media — 3.5%
1,971	Cablevision Systems Corp., Class A (c)	33,198
3,219	Clear Channel Outdoor Holdings, Inc., Class A (a)	19,797
438	Lamar Advertising Co., Class A (a) (c)	5,505
715	Omnicom Group, Inc.	19,259
506	Scripps Networks Interactive, Inc., Class A (m)	11,882
115	Washington Post Co. (The), Class B	44,746
		134,387
	Metals & Mining — 0.2%
779	Century Aluminum Co. (a) (c)	7,789
	Multi-Utilities — 5.0%
5,663	CMS Energy Corp.	57,256
1,830	PG&E Corp.	70,823
3,506	Xcel Energy, Inc.	65,031
		193,110
	Oil, Gas & Consumable Fuels — 5.2%
2,902	CVR Energy, Inc. (a)	11,610
733	Devon Energy Corp.	48,139
1,085	Kinder Morgan Management LLC (a)	43,361
2,214	Teekay Corp., (Bahamas) (c)	43,514
3,837	Williams Cos., Inc.	55,557
		202,181
	Pharmaceuticals — 0.2%
458	Warner Chilcott Ltd., (Bermuda), Class A (a)	6,647
	Real Estate Investment Trusts (REITs) — 5.8%
2,645	Kimco Realty Corp.	48,343
330	Plum Creek Timber Co., Inc.	11,464
399	Public Storage	31,693
367	Rayonier, Inc.	11,499
1,017	Regency Centers Corp. (c)	47,499
519	Ventas, Inc. (c)	17,406
927	Vornado Realty Trust	55,939
		223,843
	Real Estate Management & Development — 0.8%
4,176	Brookfield Properties Corp., (Canada)	32,279
	Software — 1.2%
2,459	Jack Henry & Associates, Inc.	47,723
	Specialty Retail — 5.3%
2,607	AutoNation, Inc. (a) (c)	25,755
318	AutoZone, Inc. (a)	44,371
376	Bed Bath & Beyond, Inc. (a)	9,553
678	Sherwin-Williams Co. (The)	40,504
1,921	Staples, Inc.	34,422
1,463	Tiffany & Co. (c)	34,566
784	TJX Cos., Inc.	16,127
		205,298
	Textiles, Apparel & Luxury Goods — 1.8%
444	Columbia Sportswear Co. (c)	15,690
968	V.F. Corp.	53,028
		68,718
	Thrifts & Mortgage Finance — 1.2%
2,578	People’s United Financial, Inc.	45,962
	Tobacco — 0.8%
516	Lorillard, Inc.	29,082
	Water Utilities — 0.5%
883	American Water Works Co., Inc. (c)	18,445
	Wireless Telecommunication Services — 1.7%
2,290	Telephone & Data Systems, Inc.	64,361
	Total Long-Term Investments (Cost $4,774,203)	3,758,584

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
80,754	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $80,754)	80,754

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.7%
	Corporate Notes — 1.3%
15,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.429%, 04/09/09 (e)	15,018
2,500	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	2,485
5,000	Metropolitan Life Global Funding I, VAR, 4.570%, 02/09/09 (e)	4,965
15,000	National Australia Bank Ltd., (Australia), VAR, 2.423%, 04/06/09	15,018
15,000	Svenska Handelsbanken AB, (Sweden), VAR, 4.418%, 02/06/09 (e)	15,010
		52,496

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 3.4%
130,641	JPMorgan Prime Money Market Fund, Capital Shares (b)	130,641
	Total Investments of Cash Collateral for Securities on Loan (Cost $183,139)	183,137
	Total Investments — 104.2% (Cost $5,038,096)	4,022,475
	Liabilities in Excess of Other Assets — (4.2)%	(162,803)
	NET ASSETS — 100.0%	$3,859,672

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.6% (j)
Long-Term Investments — 85.4%
	Common Stocks — 85.4%
	Aerospace & Defense — 2.0%
43	General Dynamics Corp.	2,449
71	Goodrich Corp.	2,645
36	L-3 Communications Holdings, Inc.	2,651
42	Northrop Grumman Corp.	1,891
20	Orbital Sciences Corp. (a)	387
49	Raytheon Co.	2,484
100	TransDigm Group, Inc. (a)	3,361
		15,868
	Airlines — 0.5%
16	Alaska Air Group, Inc. (a)	454
76	SkyWest, Inc.	1,409
252	Southwest Airlines Co.	2,174
		4,037
	Auto Components — 0.5%
90	Autoliv, Inc., (Sweden)	1,925
63	Goodyear Tire & Rubber Co. (The) (a)	378
91	WABCO Holdings, Inc.	1,435
		3,738
	Beverages — 1.1%
192	Coca-Cola Enterprises, Inc.	2,310
169	Constellation Brands, Inc., Class A (a)	2,669
124	Pepsi Bottling Group, Inc.	2,798
30	PepsiAmericas, Inc.	617
		8,394
	Biotechnology — 1.2%
119	Alkermes, Inc. (a)	1,264
39	Amgen, Inc. (a)	2,245
113	Amylin Pharmaceuticals, Inc.(a)	1,225
13	Biogen Idec, Inc. (a)	608
67	BioMarin Pharmaceutical, Inc. (a)	1,201
49	Martek Biosciences Corp. (a)	1,497
174	Medarex, Inc. (a)	969
		9,009
	Building Products — 0.5%
62	Lennox International, Inc.	1,990
160	Masco Corp.	1,777
26	Owens Corning, Inc. (a)	445
		4,212
	Capital Markets — 1.7%
260	Allied Capital Corp.	699
171	American Capital Ltd.	553
97	Ameriprise Financial, Inc.	2,274
164	Apollo Investment Corp.	1,523
40	Bank of New York Mellon Corp. (The)	1,125
74	Charles Schwab Corp. (The)	1,192
123	Knight Capital Group, Inc., Class A (a)	1,979
37	Morgan Stanley	600
30	Northern Trust Corp.	1,558
35	State Street Corp.	1,394
		12,897
	Chemicals — 2.1%
16	Air Products & Chemicals, Inc.	814
39	Airgas, Inc.	1,534
166	Celanese Corp., Class A	2,063
41	FMC Corp.	1,847
47	Minerals Technologies, Inc.	1,906
17	Mosaic Co. (The)	593
163	Olin Corp.	2,941
38	OM Group, Inc. (a)	793
3	Praxair, Inc.	207
132	Rockwood Holdings, Inc. (a)	1,429
124	Terra Industries, Inc.	2,069
		16,196
	Commercial Banks — 2.3%
58	Bank of Hawaii Corp.	2,637
4	BB&T Corp.	102
17	BOK Financial Corp.	689
26	Commerce Bancshares, Inc.	1,151
116	CVB Financial Corp.	1,383
98	First Bancorp	1,096
91	First Midwest Bancorp, Inc.	1,818
78	FirstMerit Corp.	1,608
319	Huntington Bancshares, Inc.	2,444
53	Regions Financial Corp.	426
50	SVB Financial Group (a)	1,315
47	Trustmark Corp.	1,021
24	Umpqua Holdings Corp.	346
13	United Bankshares, Inc.	418
34	Wells Fargo & Co.	1,013
		17,467

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Services & Supplies — 1.0%
28	Brink’s Co. (The)	760
33	Copart, Inc. (a)	885
146	Herman Miller, Inc.	1,898
128	R.R. Donnelley & Sons Co.	1,733
82	United Stationers, Inc. (a)	2,745
		8,021
	Communications Equipment — 2.5%
564	3Com Corp. (a)	1,286
191	ADC Telecommunications, Inc. (a)	1,047
254	Arris Group, Inc. (a)	2,019
116	Avocent Corp. (a)	2,070
119	Brocade Communications Systems, Inc. (a)	334
68	Ciena Corp. (a)	458
125	CommScope, Inc. (a)	1,939
34	F5 Networks, Inc. (a)	788
50	InterDigital, Inc. (a)	1,363
106	Juniper Networks, Inc. (a)	1,850
1,116	Nortel Networks Corp., (Canada) (a)	290
77	Plantronics, Inc.	1,015
35	Polycom, Inc. (a)	469
84	Riverbed Technology, Inc. (a)	956
779	Tellabs, Inc. (a)	3,209
		19,093
	Computers & Peripherals — 1.6%
70	Diebold, Inc.	1,978
96	Lexmark International, Inc., Class A (a)	2,573
163	NCR Corp. (a)	2,311
130	QLogic Corp. (a)	1,750
355	Seagate Technology, (Cayman Islands)	1,574
188	Western Digital Corp. (a)	2,148
		12,334
	Construction & Engineering — 1.3%
136	EMCOR Group, Inc. (a)	3,048
53	Fluor Corp.	2,374
83	Foster Wheeler Ltd. (a)	1,944
146	Shaw Group, Inc. (The) (a)	2,992
		10,358
	Consumer Finance — 0.3%
49	Capital One Financial Corp.	1,557
30	Cash America International, Inc.	829
		2,386
	Containers & Packaging — 1.0%
17	Bemis Co., Inc.	393
97	Owens-Illinois, Inc. (a)	2,653
64	Rock-Tenn Co., Class A	2,182
32	Sealed Air Corp.	479
27	Silgan Holdings, Inc.	1,301
40	Sonoco Products Co.	926
		7,934
	Diversified Consumer Services — 0.3%
86	Weight Watchers International, Inc.	2,516
	Diversified Financial Services — 0.3%
101	Interactive Brokers Group, Inc., Class A (a)	1,808
20	MSCI, Inc., Class A (a)	347
		2,155
	Diversified Telecommunication Services — 0.1%
37	CenturyTel, Inc.	1,022
	Electric Utilities — 1.3%
8	American Electric Power Co., Inc.	264
52	Edison International	1,685
40	El Paso Electric Co. (a)	731
19	Hawaiian Electric Industries, Inc.	430
44	ITC Holdings Corp.	1,906
140	Pepco Holdings, Inc.	2,495
131	Portland General Electric Co.	2,542
		10,053
	Electrical Equipment — 1.5%
75	Acuity Brands, Inc.	2,608
74	Energy Conversion Devices, Inc. (a)	1,878
119	EnerSys (a)	1,305
54	Hubbell, Inc., Class B	1,775
40	Regal-Beloit Corp.	1,529
105	Thomas & Betts Corp. (a)	2,533
		11,628
	Electronic Equipment, Instruments & Components — 1.4%
155	Avnet, Inc. (a)	2,814
60	Benchmark Electronics, Inc. (a)	762
407	Celestica, Inc., (Canada) (a)	1,875
637	Flextronics International Ltd., (Singapore) (a)	1,631
141	Ingram Micro, Inc., Class A (a)	1,885
62	Tyco Electronics Ltd., (Bermuda)	1,006
280	Vishay Intertechnology, Inc. (a)	958
		10,931

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Energy Equipment & Services — 2.7%
85	Cameron International Corp. (a)	1,735
221	Complete Production Services, Inc. (a)	1,801
29	Dresser-Rand Group, Inc. (a)	492
65	ENSCO International, Inc.	1,859
62	FMC Technologies, Inc. (a)	1,488
10	Gulfmark Offshore, Inc. (a)	247
26	Helmerich & Payne, Inc.	586
60	Noble Corp.	1,331
113	Oil States International, Inc. (a)	2,112
185	Patterson-UTI Energy, Inc.	2,132
74	Pride International, Inc. (a)	1,186
26	SEACOR Holdings, Inc. (a)	1,710
125	Superior Energy Services, Inc. (a)	1,988
79	Unit Corp. (a)	2,098
		20,765
	Food & Staples Retailing — 0.3%
8	BJ’s Wholesale Club, Inc. (a)	282
6	Casey’s General Stores, Inc.	146
128	SUPERVALU, Inc.	1,865
		2,293
	Food Products — 1.9%
88	Archer-Daniels-Midland Co.	2,538
21	Bunge Ltd.	1,067
268	Darling International, Inc. (a)	1,470
105	Dean Foods Co. (a)	1,886
379	Del Monte Foods Co.	2,709
14	General Mills, Inc.	844
43	H.J. Heinz Co.	1,625
28	JM Smucker Co. (The)	1,209
58	TreeHouse Foods, Inc. (a)	1,567
		14,915
	Gas Utilities — 0.8%
49	Atmos Energy Corp.	1,153
33	ONEOK, Inc.	971
68	Questar Corp.	2,239
69	UGI Corp.	1,689
		6,052
	Health Care Equipment & Supplies — 2.0%
138	American Medical Systems Holdings, Inc. (a)	1,243
9	Baxter International, Inc.	463
121	Boston Scientific Corp. (a)	934
63	Covidien Ltd.	2,297
37	Gen-Probe, Inc. (a)	1,592
113	Hill-Rom Holdings, Inc.	1,852
39	St. Jude Medical, Inc. (a)	1,274
110	STERIS Corp.	2,636
38	Teleflex, Inc.	1,918
39	Thoratec Corp. (a)	1,263
		15,472
	Health Care Providers & Services — 4.1%
40	Aetna, Inc.	1,133
38	Amedisys, Inc. (a)	1,560
83	AMERIGROUP Corp. (a)	2,449
49	AmerisourceBergen Corp.	1,756
105	Centene Corp. (a)	2,075
52	Cigna Corp.	876
160	Community Health Systems, Inc. (a)	2,326
19	Express Scripts, Inc. (a)	1,022
149	Healthsouth Corp. (a)	1,636
78	Healthspring, Inc. (a)	1,559
31	Humana, Inc. (a)	1,157
80	LifePoint Hospitals, Inc. (a)	1,816
112	Lincare Holdings, Inc. (a)	3,026
27	Magellan Health Services, Inc. (a)	1,059
126	Omnicare, Inc.	3,508
10	Owens & Minor, Inc.	389
126	WellCare Health Plans, Inc. (a)	1,623
59	WellPoint, Inc. (a)	2,470
		31,440
	Health Care Technology — 0.1%
25	IMS Health, Inc.	385
	Hotels, Restaurants & Leisure — 1.9%
104	Bally Technologies, Inc. (a)	2,487
37	Brinker International, Inc.	387
64	Carnival Corp.	1,550
94	Choice Hotels International, Inc.	2,836
11	International Speedway Corp., Class A	307
19	McDonald’s Corp.	1,152
40	Panera Bread Co., Class A (a)	2,108
45	Royal Caribbean Cruises Ltd.	614
89	Vail Resorts, Inc. (a)	2,357
92	Wyndham Worldwide Corp.	602
		14,400
	Household Durables — 2.1%
49	Black & Decker Corp.	2,045
57	Centex Corp.	609

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Household Durables — Continued
111	Harman International Industries, Inc.	1,859
217	Jarden Corp. (a)	2,499
163	Leggett & Platt, Inc.	2,471
6	NVR, Inc. (a)	2,962
43	Snap-On, Inc.	1,703
44	Whirlpool Corp.	1,803
		15,951
	Household Products — 0.1%
6	Procter & Gamble Co.	396
	Independent Power Producers & Energy Traders — 0.6%
222	AES Corp. (The) (a)	1,827
82	Calpine Corp. (a)	598
136	Mirant Corp. (a)	2,567
		4,992
	Industrial Conglomerates — 0.1%
48	Textron, Inc.	661
	Insurance — 5.2%
61	ACE Ltd., (Switzerland)	3,203
18	Aflac, Inc.	817
44	Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,799
144	American Financial Group, Inc.	3,285
33	Arch Capital Group Ltd., (Bermuda) (a)	2,280
60	Assurant, Inc.	1,797
8	Chubb Corp.	400
94	CNA Financial Corp.	1,545
246	Genworth Financial, Inc., Class A	695
18	Hanover Insurance Group, Inc. (The)	766
31	Hartford Financial Services Group, Inc.	513
95	IPC Holdings Ltd., (Bermuda)	2,826
54	Lincoln National Corp.	1,008
59	Montpelier Re Holdings Ltd., (Bermuda)	998
40	PartnerRe Ltd., (Bermuda)	2,826
98	Platinum Underwriters Holdings Ltd., (Bermuda)	3,539
42	Principal Financial Group, Inc.	955
45	ProAssurance Corp. (a)	2,359
14	Prudential Financial, Inc.	415
20	Reinsurance Group of America, Inc.	845
54	StanCorp Financial Group, Inc.	2,254
5	Torchmark Corp.	244
16	Travelers Cos., Inc. (The)	728
104	Unum Group	1,928
29	W.R. Berkley Corp.	897
328	XL Capital Ltd., (Bermuda), Class A	1,214
		40,136
	Internet & Catalog Retail — 0.5%
11	Expedia, Inc. (a)	95
116	Netflix, Inc. (a)	3,472
		3,567
	Internet Software & Services — 1.5%
125	EarthLink, Inc. (a)	843
161	IAC/InterActiveCorp (a)	2,525
54	Sohu.com, Inc., (China) (a)	2,563
86	VeriSign, Inc. (a)	1,646
141	VistaPrint Ltd., (Bermuda) (a)	2,630
119	Websense, Inc. (a)	1,782
		11,989
	IT Services — 2.1%
102	Accenture Ltd., (Bermuda), Class A	3,331
43	Alliance Data Systems Corp. (a)	1,978
45	Automatic Data Processing, Inc.	1,783
84	Computer Sciences Corp. (a)	2,952
68	Convergys Corp. (a)	436
61	Fidelity National Information Services, Inc.	989
80	Fiserv, Inc. (a)	2,913
10	Global Payments, Inc.	322
20	Hewitt Associates, Inc., Class A (a)	564
3	Mantech International Corp., Class A (a)	184
3	MasterCard, Inc., Class A	477
		15,929
	Leisure Equipment & Products — 0.6%
85	Eastman Kodak Co.	562
49	Hasbro, Inc.	1,438
101	Polaris Industries, Inc.	2,888
		4,888
	Life Sciences Tools & Services — 0.5%
11	Charles River Laboratories International, Inc. (a)	291
85	Life Technologies Corp. (a)	1,981
58	Pharmaceutical Product Development, Inc.	1,686
6	Thermo Fisher Scientific, Inc. (a)	194
		4,152
	Machinery — 3.0%
98	AGCO Corp. (a)	2,302
111	Bucyrus International, Inc.	2,056

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — Continued
55	Cummins, Inc.	1,461
53	Dover Corp.	1,758
42	Flowserve Corp.	2,139
88	Gardner Denver, Inc. (a)	2,062
27	ITT Corp.	1,223
91	Joy Global, Inc.	2,087
89	Manitowoc Co., Inc. (The)	769
11	Parker Hannifin Corp.	462
83	Robbins & Myers, Inc.	1,350
50	SPX Corp.	2,048
48	Terex Corp. (a)	839
93	Timken Co.	1,832
58	Trinity Industries, Inc.	910
		23,298
	Marine — 0.2%
120	Genco Shipping & Trading Ltd.	1,783
	Media — 1.5%
257	CBS Corp., Class B	2,104
24	Comcast Corp., Class A	408
109	DISH Network Corp., Class A (a)	1,205
434	Interpublic Group of Cos., Inc. (The) (a)	1,719
144	Liberty Global, Inc., Class A (a)	2,287
79	McGraw-Hill Cos., Inc. (The)	1,829
269	News Corp., Class A	2,447
		11,999
	Metals & Mining — 1.5%
197	AK Steel Holding Corp.	1,839
6	Carpenter Technology Corp.	122
59	Cliffs Natural Resources, Inc.	1,501
37	Freeport-McMoRan Copper & Gold, Inc.	916
33	Nucor Corp.	1,545
84	Reliance Steel & Aluminum Co.	1,677
4	Schnitzer Steel Industries, Inc., Class A	146
44	Steel Dynamics, Inc.	487
57	United States Steel Corp.	2,139
141	Worthington Industries, Inc.	1,556
		11,928
	Multiline Retail — 0.4%
112	Big Lots, Inc. (a)	1,623
11	Dollar Tree, Inc. (a)	463
17	Family Dollar Stores, Inc.	434
91	Macy’s, Inc.	946
		3,466
	Multi-Utilities — 2.3%
42	Avista Corp.	805
33	Black Hills Corp.	881
226	CenterPoint Energy, Inc.	2,847
201	CMS Energy Corp.	2,033
74	DTE Energy Co.	2,631
45	Integrys Energy Group, Inc.	1,937
86	OGE Energy Corp.	2,213
71	Public Service Enterprise Group, Inc.	2,079
76	SCANA Corp.	2,705
		18,131
	Office Electronics — 0.1%
90	Xerox Corp.	715
	Oil, Gas & Consumable Fuels — 5.4%
33	Anadarko Petroleum Corp.	1,291
88	Arena Resources, Inc. (a)	2,477
59	Cimarex Energy Co.	1,568
51	Comstock Resources, Inc. (a)	2,428
82	Concho Resources, Inc. (a)	1,871
42	ConocoPhillips	2,152
214	El Paso Corp.	1,675
69	Encore Acquisition Co. (a)	1,753
73	Frontline Ltd., (Bermuda)	2,167
187	Mariner Energy, Inc. (a)	1,912
121	Massey Energy Co.	1,670
218	McMoRan Exploration Co. (a)	2,137
15	Murphy Oil Corp.	678
67	Overseas Shipholding Group, Inc.	2,832
28	Peabody Energy Corp.	646
111	Plains Exploration & Production Co. (a)	2,575
99	Southwestern Energy Co. (a)	2,856
4	St. Mary Land & Exploration Co.	85
4	Swift Energy Co. (a)	64
66	Tesoro Corp.	865
100	Valero Energy Corp.	2,172
157	W&T Offshore, Inc.	2,245
98	Walter Industries, Inc.	1,722
48	Whiting Petroleum Corp. (a)	1,612
50	Williams Cos., Inc.	727
		42,180
	Paper & Forest Products — 0.0% (g)
147	Domtar Corp., (Canada) (a)	245

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Personal Products — 0.7%
29	Alberto-Culver Co.	704
60	Avon Products, Inc.	1,452
113	Herbalife Ltd., (Cayman Islands)	2,457
41	NBTY, Inc. (a)	638
		5,251
	Pharmaceuticals — 3.3%
236	Biovail Corp., (Canada)	2,232
113	Bristol-Myers Squibb Co.	2,624
36	Eli Lilly & Co.	1,432
130	Endo Pharmaceuticals Holdings, Inc. (a)	3,375
94	Forest Laboratories, Inc. (a)	2,398
338	King Pharmaceuticals, Inc. (a)	3,593
108	Mylan, Inc. (a)	1,070
172	Pfizer, Inc.	3,055
72	Schering-Plough Corp.	1,218
27	Valeant Pharmaceuticals International (a)	628
154	ViroPharma, Inc. (a)	2,006
41	Watson Pharmaceuticals, Inc. (a)	1,092
17	Wyeth	622
		25,345
	Professional Services — 1.1%
18	Corporate Executive Board Co. (The)	395
12	Dun & Bradstreet Corp.	930
78	Manpower, Inc.	2,666
149	MPS Group, Inc. (a)	1,119
5	Robert Half International, Inc.	99
64	Watson Wyatt Worldwide, Inc., Class A	3,049
		8,258
	Real Estate Investment Trusts (REITs) — 0.6%
11	AvalonBay Communities, Inc.	681
92	Brandywine Realty Trust	707
51	CapitalSource, Inc.	237
36	Liberty Property Trust	814
50	Macerich Co. (The)	902
35	Mack-Cali Realty Corp.	852
12	Simon Property Group, Inc.	655
		4,848
	Road & Rail — 1.1%
21	Burlington Northern Santa Fe Corp.	1,563
44	CSX Corp.	1,437
14	J.B. Hunt Transport Services, Inc.	379
35	Norfolk Southern Corp.	1,666
8	Old Dominion Freight Line, Inc. (a)	231
40	Ryder System, Inc.	1,552
80	Werner Enterprises, Inc.	1,382
		8,210
	Semiconductors & Semiconductor Equipment — 2.3%
1,098	Advanced Micro Devices, Inc. (a)	2,372
495	Amkor Technology, Inc. (a)	1,078
68	Broadcom Corp., Class A (a)	1,152
79	Integrated Device Technology, Inc. (a)	445
761	LSI Corp. (a)	2,504
363	Marvell Technology Group Ltd., (Bermuda) (a)	2,419
449	ON Semiconductor Corp. (a)	1,526
50	Silicon Laboratories, Inc. (a)	1,248
504	Skyworks Solutions, Inc. (a)	2,790
255	STMicroelectronics N.V., (Switzerland)	1,696
23	Xilinx, Inc.	418
		17,648
	Software — 2.6%
46	CA, Inc.	846
157	Cadence Design Systems, Inc. (a)	575
125	Mentor Graphics Corp. (a)	648
129	Nuance Communications, Inc. (a)	1,339
225	Parametric Technology Corp. (a)	2,845
177	Quest Software, Inc. (a)	2,233
119	Sybase, Inc. (a)	2,958
215	Symantec Corp. (a)	2,906
163	Synopsys, Inc. (a)	3,019
126	Take-Two Interactive Software, Inc. (a)	953
377	TIBCO Software, Inc. (a)	1,956
		20,278
	Specialty Retail — 3.8%
16	Advance Auto Parts, Inc.	542
143	Aeropostale, Inc. (a)	2,302
180	AnnTaylor Stores Corp. (a)	1,040
86	AutoNation, Inc. (a)	852
110	Buckle, Inc. (The)	2,405
85	Children’s Place Retail Stores, Inc. (The) (a)	1,848
268	Foot Locker, Inc.	1,965
184	Gap, Inc. (The)	2,459
172	Guess?, Inc.	2,646
39	Gymboree Corp. (a)	1,022
168	Limited Brands, Inc.	1,683

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Specialty Retail — Continued
34	Penske Auto Group, Inc.	258
240	RadioShack Corp.	2,869
63	Ross Stores, Inc.	1,888
54	Sherwin-Williams Co. (The)	3,249
10	TJX Cos., Inc.	204
61	Tractor Supply Co. (a)	2,210
20	Urban Outfitters, Inc. (a)	296
		29,738
	Textiles, Apparel & Luxury Goods — 1.4%
26	Carter’s, Inc. (a)	495
29	Coach, Inc. (a)	601
24	Columbia Sportswear Co.	852
300	Jones Apparel Group, Inc.	1,761
498	Liz Claiborne, Inc.	1,295
75	Phillips-Van Heusen Corp.	1,503
42	Polo Ralph Lauren Corp.	1,908
102	Warnaco Group, Inc. (The) (a)	2,007
12	Wolverine World Wide, Inc.	258
		10,680
	Thrifts & Mortgage Finance — 0.3%
99	Astoria Financial Corp.	1,625
34	Provident Financial Services, Inc.	526
		2,151
	Tobacco — 0.5%
161	Altria Group, Inc.	2,419
35	Reynolds American, Inc.	1,414
		3,833
	Trading Companies & Distributors — 0.9%
77	GATX Corp.	2,386
193	United Rentals, Inc. (a)	1,762
132	WESCO International, Inc. (a)	2,530
		6,678
	Water Utilities — 0.1%
47	American Water Works Co., Inc.	971
	Wireless Telecommunication Services — 0.7%
183	MetroPCS Communications, Inc. (a)	2,724
11	NII Holdings, Inc. (a)	197
161	Sprint Nextel Corp. (a)	294
165	Syniverse Holdings, Inc. (a)	1,972
		5,187
	Total Long-Term Investments (Cost $822,695)	661,453
Short-Term Investment — 15.2%
	Investment Company — 15.2%
117,976	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $117,976)	117,976
	Total Investments — 100.6% (Cost $940,671)	779,429
	Liabilities in Excess of Other Assets — (0.6)%	(4,846)
	NET ASSETS — 100.0%	$774,583
Short Positions — 84.3%
	Common Stocks — 84.3%
	Aerospace & Defense — 1.8%
231	BE Aerospace, Inc. (a)	1,773
56	Boeing Co.	2,401
63	Curtiss-Wright Corp.	2,103
209	Hexcel Corp. (a)	1,545
49	Moog, Inc., Class A (a)	1,795
31	Precision Castparts Corp.	1,865
24	Rockwell Collins, Inc.	954
156	Spirit Aerosystems Holdings, Inc., Class A (a)	1,587
		14,023
	Air Freight & Logistics — 1.2%
34	C.H. Robinson Worldwide, Inc.	1,880
85	Expeditors International of Washington, Inc.	2,829
26	FedEx Corp.	1,685
46	United Parcel Service, Inc., Class B	2,534
		8,928
	Airlines — 0.6%
129	Continental Airlines, Inc., Class B (a)	2,321
51	Delta Air Lines, Inc. (a)	589
285	JetBlue Airways Corp. (a)	2,025
		4,935
	Automobiles — 0.4%
118	Harley-Davidson, Inc.	2,003
77	Thor Industries, Inc.	1,017
		3,020
	Beverages — 1.4%
62	Central European Distribution Corp. (a)	1,230
31	Coca-Cola Co. (The)	1,385
94	Dr Pepper Snapple Group, Inc. (a)	1,533
42	Hansen Natural Corp. (a)	1,423
72	Molson Coors Brewing Co., Class B	3,530
32	PepsiCo, Inc.	1,741
		10,842

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Biotechnology — 1.4%
8	Celgene Corp. (a)	453
100	Cepheid, Inc. (a)	1,034
85	Cubist Pharmaceuticals, Inc. (a)	2,049
30	Genzyme Corp. (a)	2,010
21	Myriad Genetics, Inc. (a)	1,386
23	Onyx Pharmaceuticals, Inc. (a)	781
24	OSI Pharmaceuticals, Inc. (a)	920
35	United Therapeutics Corp. (a)	2,217
		10,850
	Building Products — 0.3%
56	Simpson Manufacturing Co., Inc.	1,566
93	USG Corp. (a)	751
		2,317
	Capital Markets — 2.8%
45	Affiliated Managers Group, Inc. (a)	1,888
814	E*Trade Financial Corp. (a)	937
68	Eaton Vance Corp.	1,437
33	Federated Investors, Inc., Class B	554
29	Franklin Resources, Inc.	1,836
344	Janus Capital Group, Inc.	2,763
212	Jefferies Group, Inc.	2,985
61	KBW, Inc. (a)	1,411
136	Legg Mason, Inc.	2,971
28	Raymond James Financial, Inc.	484
170	SEI Investments Co.	2,675
135	Waddell & Reed Financial, Inc., Class A	2,094
		22,035
	Chemicals — 1.6%
89	Albemarle Corp.	1,990
117	Cabot Corp.	1,791
13	CF Industries Holdings, Inc.	630
72	E.l. du Pont de Nemours & Co.	1,825
75	Ecolab, Inc.	2,622
21	H.B. Fuller Co.	339
3	Monsanto Co.	204
84	Sensient Technologies Corp.	2,002
41	Westlake Chemical Corp.	667
		12,070
	Commercial Banks — 2.7%
15	City National Corp.	714
253	Fifth Third Bancorp	2,088
289	First Horizon National Corp.	3,050
33	Hancock Holding Co.	1,517
316	KeyCorp	2,692
182	Marshall & Ilsley Corp.	2,480
406	Popular, Inc.	2,097
4	Prosperity Bancshares, Inc.	107
53	Signature Bank (a)	1,511
206	Synovus Financial Corp.	1,713
70	Valley National Bancorp	1,409
22	Wilmington Trust Corp.	488
56	Zions Bancorp	1,363
		21,229
	Commercial Services & Supplies — 3.2%
39	Avery Dennison Corp.	1,262
6	Cintas Corp.	143
44	Clean Harbors, Inc. (a)	2,773
149	Corrections Corp. of America (a)	2,433
154	Covanta Holding Corp. (a)	3,388
154	GEO Group, Inc. (The) (a)	2,779
128	Iron Mountain, Inc. (a)	3,160
74	Mine Safety Appliances Co.	1,770
36	Republic Services, Inc.	896
52	Stericycle, Inc. (a)	2,724
59	Tetra Tech, Inc. (a)	1,434
72	Waste Connections, Inc. (a)	2,263
		25,025
	Communications Equipment — 1.1%
265	Corning, Inc.	2,525
95	Infinera Corp. (a)	855
54	QUALCOMM, Inc.	1,930
45	Research In Motion Ltd., (Canada) (a)	1,814
998	Sonus Networks, Inc. (a)	1,576
		8,700
	Computers & Peripherals — 1.0%
2	Apple, Inc. (a)	195
153	Dell, Inc. (a)	1,564
261	EMC Corp. (a)	2,728
328	SanDisk Corp. (a)	3,150
		7,637
	Construction Materials — 1.0%
121	Eagle Materials, Inc.	2,226
30	Martin Marietta Materials, Inc.	2,955
75	Texas Industries, Inc.	2,594
		7,775

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Consumer Finance — 0.2%
208	SLM Corp. (a)	1,855
	Containers & Packaging — 1.0%
13	AptarGroup, Inc.	467
41	Ball Corp.	1,697
31	Crown Holdings, Inc. (a)	590
29	Greif, Inc., Class A	982
52	Packaging Corp. of America	703
93	Pactiv Corp. (a)	2,316
235	Temple-Inland, Inc.	1,128
		7,883
	Distributors — 0.5%
34	Genuine Parts Co.	1,284
230	LKQ Corp. (a)	2,685
		3,969
	Diversified Consumer Services — 1.3%
81	Career Education Corp. (a)	1,458
64	Corinthian Colleges, Inc. (a)	1,050
44	DeVry, Inc.	2,511
20	Matthews International Corp., Class A	739
299	Service Corp. International	1,486
295	Sotheby’s	2,620
		9,864
	Diversified Financial Services — 1.4%
264	CIT Group, Inc.	1,197
6	CME Group, Inc.	1,245
31	IntercontinentalExchange, Inc. (a)	2,594
103	Moody’s Corp.	2,076
80	NASDAQ OMX Group, Inc. (The) (a)	1,989
73	NYSE Euronext	2,007
		11,108
	Diversified Telecommunication Services — 0.9%
99	AT&T, Inc.	2,823
229	tw telecom, inc. (a)	1,937
256	Windstream Corp.	2,357
		7,117
	Electric Utilities — 3.1%
69	Allegheny Energy, Inc.	2,343
124	Cleco Corp.	2,826
31	DPL, Inc.	705
12	Duke Energy Corp.	184
52	Exelon Corp.	2,904
35	FPL Group, Inc.	1,739
121	Great Plains Energy, Inc.	2,330
13	Idacorp, Inc.	373
116	Northeast Utilities	2,794
30	PPL Corp.	923
83	Southern Co.	3,072
58	UniSource Energy Corp.	1,712
111	Westar Energy, Inc.	2,277
		24,182
	Electrical Equipment — 1.1%
99	Baldor Electric Co.	1,767
78	Belden, Inc.	1,632
16	Rockwell Automation, Inc.	504
65	Roper Industries, Inc.	2,826
80	Woodward Governor Co.	1,839
		8,568
	Electronic Equipment, Instruments & Components — 1.5%
15	Anixter International, Inc. (a)	452
74	Dolby Laboratories, Inc., Class A (a)	2,420
100	Flir Systems, Inc. (a)	3,071
7	Mettler-Toledo International, Inc. (a)	497
148	Molex, Inc.	2,141
59	National Instruments Corp.	1,443
27	Rofin-Sinar Technologies, Inc. (a)	560
46	Tech Data Corp. (a)	814
		11,398
	Energy Equipment & Services — 2.3%
41	Bristow Group, Inc. (a)	1,110
242	Cal Dive International, Inc. (a)	1,574
51	CARBO Ceramics, Inc.	1,814
6	Diamond Offshore Drilling, Inc.	347
102	Dril-Quip, Inc. (a)	2,085
104	Exterran Holdings, Inc. (a)	2,215
319	Hercules Offshore, Inc. (a)	1,514
84	Hornbeck Offshore Services, Inc. (a)	1,366
142	ION Geophysical Corp. (a)	488
19	Oceaneering International, Inc. (a)	555
42	Schlumberger Ltd.	1,795
28	Transocean Ltd. (a)	1,335
118	Weatherford International Ltd. (a)	1,279
		17,477

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food & Staples Retailing — 0.9%
6	Costco Wholesale Corp.	329
29	CVS/Caremark Corp.	834
91	Ruddick Corp.	2,504
74	United Natural Foods, Inc. (a)	1,326
94	Walgreen Co.	2,313
		7,306
	Food Products — 2.2%
57	Campbell Soup Co.	1,709
159	ConAgra Foods, Inc.	2,622
83	Flowers Foods, Inc.	2,031
66	Hormel Foods Corp.	2,038
48	Kraft Foods, Inc., Class A	1,289
73	McCormick & Co., Inc. (Non-Voting)	2,336
2	Ralcorp Holdings, Inc. (a)	113
199	Smithfield Foods, Inc. (a)	2,794
224	Tyson Foods, Inc., Class A	1,962
		16,894
	Gas Utilities — 1.9%
19	AGL Resources, Inc.	608
86	Equitable Resources, Inc.	2,893
65	Nicor, Inc.	2,246
65	Northwest Natural Gas Co.	2,867
58	South Jersey Industries, Inc.	2,318
46	Southwest Gas Corp.	1,164
77	WGL Holdings, Inc.	2,503
		14,599
	Health Care Equipment & Supplies — 3.3%
26	Alcon, Inc., (Switzerland)	2,285
27	Cooper Cos., Inc. (The)	437
50	Haemonetics Corp. (a)	2,829
121	Hologic, Inc. (a)	1,585
23	Hospira, Inc. (a)	622
44	IDEXX Laboratories, Inc. (a)	1,571
106	Immucor, Inc. (a)	2,825
51	Inverness Medical Innovations, Inc. (a)	973
23	Kinetic Concepts, Inc. (a)	433
86	Meridian Bioscience, Inc.	2,181
65	NuVasive, Inc. (a)	2,255
54	Stryker Corp.	2,160
54	West Pharmaceutical Services, Inc.	2,054
79	Wright Medical Group, Inc. (a)	1,610
36	Zimmer Holdings, Inc. (a)	1,466
		25,286
	Health Care Providers & Services — 2.9%
13	athenahealth, Inc. (a)	506
128	Brookdale Senior Living, Inc.	713
47	Cardinal Health, Inc.	1,635
116	Coventry Health Care, Inc. (a)	1,724
51	DaVita, Inc. (a)	2,540
193	Health Net, Inc. (a)	2,102
31	Medco Health Solutions, Inc. (a)	1,298
41	Mednax, Inc. (a)	1,293
61	Patterson Cos., Inc. (a)	1,147
126	PSS World Medical, Inc. (a)	2,371
48	Psychiatric Solutions, Inc. (a)	1,334
181	Tenet Healthcare Corp. (a)	208
136	UnitedHealth Group, Inc.	3,614
87	VCA Antech, Inc. (a)	1,722
		22,207
	Health Care Technology — 0.7%
89	Cerner Corp. (a)	3,422
139	Eclipsys Corp. (a)	1,971
		5,393
	Hotels, Restaurants & Leisure — 2.2%
89	Burger King Holdings, Inc.	2,133
127	Gaylord Entertainment Co. (a)	1,381
30	Life Time Fitness, Inc. (a)	393
142	MGM Mirage (a)	1,953
108	Penn National Gaming, Inc. (a)	2,311
134	Scientific Games Corp., Class A (a)	2,350
216	Sonic Corp. (a)	2,633
276	Starbucks Corp. (a)	2,610
47	Tim Hortons, Inc., (Canada)	1,349
		17,113
	Household Durables — 0.7%
127	D.R. Horton, Inc.	895
187	KB Home	2,551
57	MDC Holdings, Inc.	1,716
		5,162
	Household Products — 0.1%
10	Clorox Co.	580
	Independent Power Producers & Energy Traders — 0.6%
654	Dynegy, Inc., Class A (a)	1,309
69	Ormat Technologies, Inc.	2,214
214	Reliant Energy, Inc. (a)	1,234
		4,757

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Industrial Conglomerates — 0.6%
29	3M Co.	1,690
94	General Electric Co.	1,524
51	Tyco International Ltd., (Bermuda)	1,100
		4,314
	Insurance — 2.7%
138	Assured Guaranty Ltd., (Bermuda)	1,575
20	Cincinnati Financial Corp.	585
73	Delphi Financial Group, Inc., Class A	1,355
196	Fidelity National Financial, Inc., Class A	3,472
26	First American Corp.	764
109	Loews Corp.	3,072
8	Markel Corp. (a)	2,469
9	MetLife, Inc.	323
360	Old Republic International Corp.	4,288
297	Phoenix Cos., Inc. (The)	971
60	Zenith National Insurance Corp.	1,903
		20,777
	Internet & Catalog Retail — 0.2%
509	Liberty Media Corp. - Interactive, Class A (a)	1,589
	Internet Software & Services — 1.4%
149	Akamai Technologies, Inc. (a)	2,255
243	Ariba, Inc. (a)	1,755
115	eBay, Inc. (a)	1,608
8	Google, Inc., Class A (a)	2,450
234	Omniture, Inc. (a)	2,491
52	Yahoo!, Inc. (a)	637
		11,196
	IT Services — 1.6%
35	Broadridge Financial Solutions, Inc.	436
145	Cognizant Technology Solutions Corp., Class A (a)	2,618
145	Cybersource Corp. (a)	1,743
32	DST Systems, Inc. (a)	1,230
128	SAIC, Inc. (a)	2,488
101	SRA International, Inc., Class A (a)	1,737
72	Total System Services, Inc.	1,012
269	VeriFone Holdings, Inc. (a)	1,316
		12,580
	Leisure Equipment & Products — 0.3%
88	Mattel, Inc.	1,408
66	Pool Corp.	1,187
		2,595
	Life Sciences Tools & Services — 1.1%
35	Covance, Inc. (a)	1,626
39	Dionex Corp. (a)	1,741
82	Illumina, Inc. (a)	2,141
132	Parexel International Corp. (a)	1,283
12	PerkinElmer, Inc.	166
52	Sequenom, Inc. (a)	1,041
10	Waters Corp. (a)	354
		8,352
	Machinery — 3.1%
21	Actuant Corp., Class A	392
10	Caterpillar, Inc.	462
76	Clarcor, Inc.	2,512
34	Danaher Corp.	1,917
35	Deere & Co.	1,333
76	Donaldson Co., Inc.	2,555
13	Eaton Corp.	664
17	ESCO Technologies, Inc. (a)	690
107	Graco, Inc.	2,536
18	IDEX Corp.	444
19	Illinois Tool Works, Inc.	672
153	Ingersoll-Rand Co., Ltd., (Bermuda), Class A	2,650
80	Kaydon Corp.	2,757
42	Nordson Corp.	1,359
75	PACCAR, Inc.	2,142
34	Pall Corp.	958
		24,043
	Media — 1.3%
30	Cablevision Systems Corp., Class A	512
26	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	568
78	DreamWorks Animation SKG, Inc., Class A (a)	1,975
79	Lamar Advertising Co., Class A (a)	991
239	Live Nation, Inc. (a)	1,374
43	Morningstar, Inc. (a)	1,543
62	Time Warner, Inc.	624
89	Viacom, Inc., Class B (a)	1,701
22	Walt Disney Co. (The)	498
		9,786
	Metals & Mining — 1.1%
182	Alcoa, Inc.	2,054
1,419	Coeur d’Alene Mines Corp. (a)	1,249
176	Commercial Metals Co.	2,086
28	Kaiser Aluminum Corp.	639

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Metals & Mining — Continued
321	Titanium Metals Corp.	2,827
		8,855
	Multiline Retail — 1.0%
76	Kohl’s Corp. (a)	2,764
98	Nordstrom, Inc.	1,310
349	Saks, Inc. (a)	1,529
56	Target Corp.	1,938
		7,541
	Multi-Utilities — 0.7%
25	NSTAR	917
26	TECO Energy, Inc.	317
80	Vectren Corp.	2,013
43	Wisconsin Energy Corp.	1,818
		5,065
	Office Electronics — 0.3%
109	Zebra Technologies Corp., Class A (a)	2,217
	Oil, Gas & Consumable Fuels — 3.5%
167	BPZ Resources, Inc. (a)	1,072
71	Cabot Oil & Gas Corp.	1,857
96	CNX Gas Corp. (a)	2,633
69	Continental Resources, Inc. (a)	1,423
166	Delta Petroleum Corp. (a)	790
59	EXCO Resources, Inc. (a)	535
26	Foundation Coal Holdings, Inc.	361
172	Frontier Oil Corp.	2,176
49	GMX Resources, Inc. (a)	1,245
42	Hess Corp.	2,240
46	Holly Corp.	844
10	Newfield Exploration Co. (a)	202
41	Nordic American Tanker Shipping, (Bermuda)	1,379
119	Patriot Coal Corp. (a)	743
154	PetroHawk Energy Corp. (a)	2,413
21	Pioneer Natural Resources Co.	343
207	Quicksilver Resources, Inc. (a)	1,151
43	Range Resources Corp.	1,474
114	SandRidge Energy, Inc. (a)	702
76	Stone Energy Corp. (a)	835
73	XTO Energy, Inc.	2,577
		26,995
	Paper & Forest Products — 0.2%
13	Clearwater Paper Corp. (a)	111
46	Weyerhaeuser Co.	1,405
		1,516
	Pharmaceuticals — 1.3%
71	Allergan, Inc.	2,854
118	Auxilium Pharmaceuticals, Inc. (a)	3,365
45	Medicines Co. (The) (a)	659
37	Medicis Pharmaceutical Corp., Class A	517
103	Sepracor, Inc. (a)	1,136
63	XenoPort, Inc. (a)	1,581
		10,112
	Professional Services — 0.2%
30	Huron Consulting Group, Inc. (a)	1,728
	Real Estate Investment Trusts (REITs) — 0.9%
40	AMB Property Corp.	942
22	Apartment Investment & Management Co., Class A	251
4	Boston Properties, Inc.	218
52	Duke Realty Corp.	566
56	Equity One, Inc.	991
26	Home Properties, Inc.	1,073
39	Kimco Realty Corp.	718
47	Potlatch Corp.	1,210
44	UDR, Inc.	607
4	Vornado Realty Trust	212
		6,788
	Road & Rail — 0.7%
172	Heartland Express, Inc.	2,717
19	Kansas City Southern (a)	371
71	Knight Transportation, Inc.	1,140
28	Landstar System, Inc.	1,066
		5,294
	Semiconductors & Semiconductor Equipment — 3.0%
217	Applied Materials, Inc.	2,200
132	Atheros Communications, Inc. (a)	1,894
75	Cymer, Inc. (a)	1,641
85	FormFactor, Inc. (a)	1,234
61	Hittite Microwave Corp. (a)	1,791
96	International Rectifier Corp. (a)	1,296
89	KLA-Tencor Corp.	1,931
68	Lam Research Corp. (a)	1,445
23	MEMC Electronic Materials, Inc. (a)	325
785	Micron Technology, Inc. (a)	2,073
102	Microsemi Corp. (a)	1,290
260	NVIDIA Corp. (a)	2,095
41	Tessera Technologies, Inc. (a)	482
73	Texas Instruments, Inc.	1,140

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
141	Varian Semiconductor Equipment Associates, Inc. (a)	2,551
		23,388
	Software — 2.9%
144	Activision Blizzard, Inc. (a)	1,242
126	Amdocs Ltd., (United Kingdom) (a)	2,298
61	ANSYS, Inc. (a)	1,703
80	Blackboard, Inc. (a)	2,100
122	Citrix Systems, Inc. (a)	2,884
60	Concur Technologies, Inc. (a)	1,981
109	Electronic Arts, Inc. (a)	1,752
127	Fair Isaac Corp.	2,136
147	Jack Henry & Associates, Inc.	2,851
394	Lawson Software, Inc. (a)	1,869
82	Macrovision Solutions Corp. (a)	1,041
71	Red Hat, Inc. (a)	935
		22,792
	Specialty Retail — 4.1%
20	Aaron Rents, Inc.	538
44	Abercrombie & Fitch Co., Class A	1,014
126	Bed Bath & Beyond, Inc. (a)	3,201
93	Best Buy Co., Inc.	2,606
228	CarMax, Inc. (a)	1,794
954	Chico’s FAS, Inc. (a)	3,986
167	Dick’s Sporting Goods, Inc. (a)	2,352
133	J Crew Group, Inc. (a)	1,626
179	Men’s Wearhouse, Inc. (The)	2,428
758	Office Depot, Inc. (a)	2,258
85	O’Reilly Automotive, Inc. (a)	2,626
91	Sally Beauty Holdings, Inc. (a)	520
158	Staples, Inc.	2,827
72	Tiffany & Co.	1,707
260	Williams-Sonoma, Inc.	2,040
		31,523
	Textiles, Apparel & Luxury Goods — 0.1%
3	Deckers Outdoor Corp. (a)	220
40	Under Armour, Inc., Class A (a)	955
		1,175
	Thrifts & Mortgage Finance — 0.6%
82	NewAlliance Bancshares, Inc.	1,075
129	People’s United Financial, Inc.	2,296
99	Washington Federal, Inc.	1,477
		4,848
	Tobacco — 0.4%
47	Lorillard, Inc.	2,639
7	Universal Corp.	201
		2,840
	Trading Companies & Distributors — 0.5%
82	Applied Industrial Technologies, Inc.	1,549
65	Fastenal Co.	2,258
		3,807
	Water Utilities — 0.4%
146	Aqua America, Inc.	3,005
	Wireless Telecommunication Services — 0.8%
100	American Tower Corp., Class A (a)	2,930
79	Crown Castle International Corp. (a)	1,396
23	Leap Wireless International, Inc. (a)	619
50	Telephone & Data Systems, Inc.	1,596
		6,541
	Total Common Stocks (Proceeds $957,766)	653,366
	Rights — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a) (Proceeds $—)	—	(h)
	Total Short Positions (Proceeds $957,766)	$653,366

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 94.7%
	Beverages — 1.5%
75	Diageo plc, (United Kingdom), ADR	4,256
	Capital Markets — 4.1%
140	Charles Schwab Corp. (The)	2,264
410	W.P. Carey & Co. LLC	9,606
		11,870
	Chemicals — 2.5%
226	Albemarle Corp.	5,033
57	NewMarket Corp.	1,990
		7,023
	Commercial Banks — 5.5%
50	M&T Bank Corp.	2,870
274	Synovus Financial Corp.	2,272
143	United Community Banks, Inc.	1,939
250	Wachovia Corp.	1,385
180	Wells Fargo & Co.	5,306
95	Wilmington Trust Corp.	2,113
		15,885
	Communications Equipment — 0.6%
46	QUALCOMM, Inc.	1,659
	Construction Materials — 0.5%
147	Cemex S.A.B. de C.V., (Mexico), ADR (a)	1,346
	Consumer Finance — 0.3%
50	American Express Co.	928
	Distributors — 1.4%
102	Genuine Parts Co.	3,873
	Diversified Financial Services — 0.3%
50	Onex Corp., (Canada)	737
	Diversified Telecommunication Services — 1.0%
235	Alaska Communications Systems Group, Inc.	2,204
87	Windstream Corp.	800
		3,004
	Electric Utilities — 0.5%
121	Brookfield Infrastructure Partners LP	1,353
	Electrical Equipment — 0.6%
100	Baldor Electric Co.	1,785
	Energy Equipment & Services — 3.8%
135	Exterran Holdings, Inc. (a)	2,876
240	RPC, Inc.	2,342
85	SEACOR Holdings, Inc. (a)	5,665
		10,883
	Food & Staples Retailing — 0.7%
130	Great Atlantic & Pacific Tea Co. (a)	815
85	SUPERVALU, Inc.	1,241
		2,056
	Food Products — 0.4%
85	B&G Foods, Inc., Class A	459
50	Smithfield Foods, Inc. (a)	703
		1,162
	Gas Utilities — 1.9%
59	Energen Corp.	1,719
130	ONEOK, Inc.	3,785
		5,504
	Health Care Providers & Services — 3.8%
140	Coventry Health Care, Inc. (a)	2,083
175	National Healthcare Corp.	8,881
		10,964
	Hotels, Restaurants & Leisure — 0.9%
215	Monarch Casino & Resort, Inc. (a)	2,505
	Household Durables — 2.2%
150	Fortune Brands, Inc.	6,204
	Independent Power Producers & Energy Traders — 0.8%
110	TransAlta Corp., (Canada)	2,203
	Industrial Conglomerates — 1.7%
241	Carlisle Cos., Inc.	4,982
	Insurance — 16.5%
217	Assurant, Inc.	6,501
— (h)	Berkshire Hathaway, Inc., Class A (a)	4,830
104	Cincinnati Financial Corp.	3,015
62	Everest Re Group Ltd., (Bermuda)	4,713
161	Loews Corp.	4,559
641	Old Republic International Corp.	7,642
290	OneBeacon Insurance Group Ltd.	3,028
11	PartnerRe Ltd., (Bermuda)	812
87	ProAssurance Corp. (a)	4,608
128	Unitrin, Inc.	2,040
180	W.R. Berkley Corp.	5,568
		47,316
	Internet & Catalog Retail — 1.8%
59	Amazon.com, Inc. (a)	3,043
254	Expedia, Inc. (a)	2,089
		5,132
	IT Services — 1.0%
206	Total System Services, Inc.	2,884

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 1.0%
82	Kennametal, Inc.	1,813
126	Oshkosh Corp.	1,116
		2,929
	Media — 4.3%
892	AH Belo Corp., Class A	1,944
802	Belo Corp., Class A	1,250
63	Cablevision Systems Corp., Class A	1,064
377	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,316
566	E.W. Scripps Co., Class A	1,250
326	Entercom Communications Corp., Class A	401
300	LIN TV Corp., Class A (a)	327
10	Washington Post Co. (The), Class B	3,903
		12,455
	Multiline Retail — 0.6%
41	Sears Holdings Corp. (a)	1,586
	Oil, Gas & Consumable Fuels — 14.1%
340	CVR Energy, Inc. (a)	1,360
140	Devon Energy Corp.	9,203
235	El Paso Corp.	1,841
190	Energy Transfer Equity LP	3,080
276	Enterprise GP Holdings LP	4,811
59	Kinder Morgan Management LLC (a)	2,378
280	NuStar GP Holdings LLC	4,950
400	Teekay Corp., (Bahamas)	7,860
344	Williams Cos., Inc.	4,978
		40,461
	Pharmaceuticals — 0.8%
80	Merck & Co., Inc.	2,432
	Real Estate Investment Trusts (REITs) — 8.3%
445	Agree Realty Corp.	8,070
134	Cousins Properties, Inc.	1,859
196	Getty Realty Corp.	4,136
292	National Health Investors, Inc.	8,021
35	Regency Centers Corp.	1,634
		23,720
	Real Estate Management & Development — 1.9%
160	Brookfield Asset Management, Inc., (Canada), Class A	2,443
250	Brookfield Properties Corp., (Canada)	1,933
115	Forestar Group, Inc. (a)	1,095
		5,471
	Software — 1.2%
170	Microsoft Corp.	3,311
	Specialty Retail — 2.9%
306	AutoNation, Inc. (a)	3,027
65	Bed Bath & Beyond, Inc. (a)	1,652
127	Home Depot, Inc.	2,928
40	TJX Cos., Inc.	823
		8,430
	Tobacco — 0.4%
85	Altria Group, Inc.	1,280
	Trading Companies & Distributors — 0.8%
72	GATX Corp.	2,217
	Wireless Telecommunication Services — 4.1%
300	Telephone & Data Systems, Inc.	8,430
76	U.S. Cellular Corp. (a)	3,282
		11,712
	Total Common Stocks (Cost $385,808)	271,518
	Investment Company — 1.5%
423	Cohen & Steers Select Utility Fund, Inc. (Cost $8,112)	4,354
	Total Long-Term Investments (Cost $393,920)	275,872
Short-Term Investment — 3.6%
	Investment Company — 3.6%
10,394	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $10,394)	10,394
	Total Investments — 99.8% (Cost $404,314)	286,266
	Other Assets in Excess of Liabilities — 0.2%	577
	NET ASSETS — 100.0%	$286,843

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR—	American Depository Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.01%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)—	All or a portion of these securities are segregated for short sales

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Capital Growth Fund		Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund		Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$571,394		$543,265	$194,120		$322,587
Investments in affiliates, at value	40,229		8,165	16,216		35,274
Total investment securities, at value	611,623		551,430	210,336		357,861
Cash	—	(b)	1	24		—
Receivables:
Investment securities sold	152		140	899		7,336
Fund shares sold	2,625		700	361		1,907
Interest and dividends	269		240	347		231
Prepaid expenses and other assets	—		—	—		69
Total Assets	614,669		552,511	211,967		367,404

LIABILITIES:
Payables:
Due to custodian	—		—	—		396
Investment securities purchased	1,109		1,021	92		—
Collateral for securities lending program	37,598		31,553	31,645		35,274
Fund shares redeemed	758		5,616	1,350		4,616
Accrued liabilities:
Investment advisory fees	183		243	67		178
Administration fees	62		9	4		30
Shareholder servicing fees	103		47	24		56
Distribution fees	67		71	33		17
Custodian and accounting fees	7		15	12		17
Trustees’ and Chief Compliance Officer’s fees	28		2	—	(b)	4
Other	200		139	89		64
Total Liabilities	40,115		38,716	33,316		40,652
Net Assets	$574,554		$513,795	$178,651		$326,752

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$825,967	$749,151	$242,380	$767,968
Accumulated undistributed (distributions in excess of) net investment income	(1,284)	(1,716)	850	(718)
Accumulated net realized gains (losses)	(106,020)	(98,171)	(15,641)	(360,655)
Net unrealized appreciation (depreciation)	(144,109)	(135,469)	(48,938)	(79,843)
Total Net Assets	$574,554	$513,795	$178,651	$326,752

Net Assets:
Class A	$268,191	$223,543	$82,919	$53,698
Class B	7,870	27,927	17,902	2,817
Class C	12,376	12,794	8,208	8,149
Class R2	47	—	—	—
Select Class	286,070	247,132	66,973	262,088
Ultra	—	2,399	2,649	—
Total	$574,554	$513,795	$178,651	$326,752

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,368	18,592	14,457	10,184
Class B	377	2,921	3,446	569
Class C	605	1,171	1,581	1,643
Class R2	2	—	—	—
Select Class	11,252	19,329	11,754	49,372
Ultra	—	186	464	—

Net Asset Value:
Class A — Redemption price per share	$23.59	$12.02	$5.74	$5.27
Class B — Offering price per share (a)	20.87	9.56	5.20	4.96
Class C — Offering price per share (a)	20.46	10.92	5.19	4.96
Class R2 — Offering and redemption price per share	23.58	—	—	—
Select Class — Offering and redemption price per share	25.42	12.79	5.70	5.31
Ultra — Offering and redemption price per share	—	12.86	5.71	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$24.90	$12.69	$6.06	$5.56

Cost of investments in non-affiliates	$715,503	$678,734	$243,058	$402,430
Cost of investments in affiliates	40,229	8,165	16,216	35,274
Value of securities on loan	37,438	31,596	31,803	35,020

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund		Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$136,400		$3,811,080	$661,453	$275,872
Investments in affiliates, at value	7,601		211,395	117,976	10,394
Total investment securities, at value	144,001		4,022,475	779,429	286,266
Cash	9		522	71	56
Deposits with broker for securities sold short	—		—	650,859	—
Receivables:
Investment securities sold	638		40,261	—	212
Fund shares sold	3,246		9,804	447	1,973
Interest and dividends	203		9,136	1,029	1,250
Total Assets	148,097		4,082,198	1,431,835	289,757

LIABILITIES:
Payables:
Dividends for securities sold short	—		—	776	—
Investment securities purchased	171		2,015	—	—
Securities sold short, at value	—		—	653,366	—
Collateral for securities lending program	4,525		183,139	—	—
Fund shares redeemed	448		32,022	1,943	2,536
Accrued Liabilities:
Investment advisory fees	76		1,618	731	117
Administration fees	11		194	38	7
Shareholder servicing fees	—		552	18	55
Distribution fees	—		602	67	91
Custodian and accounting fees	—	(b)	76	28	9
Trustees’ and Chief Compliance Officer’s fees	5		2	6	—	(b)
Other	26		2,306	279	99
Total Liabilities	5,262		222,526	657,252	2,914
Net Assets	$142,835		$3,859,672	$774,583	$286,843

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$208,945	$5,118,669	$823,760	$438,387
Accumulated undistributed (distributions in excess of) net investment income	486	37,760	(2,096)	1,744
Accumulated net realized gains (losses)	(44,960)	(281,136)	(190,239)	(35,240)
Net unrealized appreciation (depreciation)	(21,636)	(1,015,621)	143,158	(118,048)
Total Net Assets	$142,835	$3,859,672	$774,583	$286,843

Net Assets:
Class A	$—	$1,689,117	$62,686	$115,526
Class B	—	103,606	14,055	—
Class C	—	322,124	70,103	112,718
Class R2	—	49	—	—
Select Class	142,835	583,247	627,739	45,375
Institutional Class	—	1,161,529	—	13,224
Total	$142,835	$3,859,672	$774,583	$286,843

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	110,098	6,227	10,086
Class B	—	6,914	1,419	—
Class C	—	21,440	7,070	9,847
Class R2	—	3	—	—
Select Class	8,020	37,728	62,083	3,957
Institutional Class	—	74,672	—	1,158

Net Asset Value:
Class A — Redemption price per share	$—	$15.34	$10.07	$11.45
Class B — Offering price per share (a)	—	14.99	9.90	—
Class C — Offering price per share (a)	—	15.02	9.92	11.45
Class R2 — Offering and redemption price per share	—	15.23	—	—
Select Class — Offering and redemption price per share	17.81	15.46	10.11	11.47
Institutional Class — Offering and redemption price per share	—	15.56	—	11.42
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$16.19	$10.63	$12.08

Cost of investments in non-affiliates	$158,036	$4,826,701	$822,695	$393,920
Cost of investments in affiliates	7,601	211,395	117,976	10,394
Value of securities on loan	4,845	183,444	—	—
Proceeds from securities sold short	—	—	957,766	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,238	$2,228	$2,685	$1,503
Dividend income from affiliates (a)	280	217	32	160
Income from securities lending (net)	179	227	222	106
Total investment income	2,697	2,672	2,939	1,769

EXPENSES:
Investment advisory fees	1,490	2,423	773	1,395
Administration fees	389	389	124	225
Distribution fees:
Class A	450	372	132	75
Class B	43	171	90	13
Class C	69	74	42	41
Class R2	— (b)	—	—	—
Shareholder servicing fees:
Class A	450	372	132	75
Class B	14	57	30	4
Class C	23	25	14	14
Select Class	444	475	118	444
Class R2	— (b)	—	—	—
Custodian and accounting fees	28	26	20	26
Interest expense to affiliates	—	— (b)	— (b)	1
Professional fees	32	21	22	26
Trustees’ and Chief Compliance Officer’s fees	4	4	1	3
Printing and mailing costs	114	66	21	24
Registration and filing fees	21	33	22	24
Transfer agent fees	364	574	217	98
Other	12	11	5	8
Total expenses	3,947	5,093	1,763	2,496
Less amounts waived	(12)	(737)	(306)	(14)
Less earnings credits	— (b)	— (b)	— (b)	— (b)
Net expenses	3,935	4,356	1,457	2,482
Net investment income (loss)	(1,238)	(1,684)	1,482	(713)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from: Investments in non-affiliates	(93,362)	(88,438)	(11,127)	(96,381)
Payment by affiliate (See Note 3)	—	24	9	—
Net realized gain (loss)	(93,362)	(88,414)	(11,118)	(96,381)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(278,117)	(282,021)	(72,716)	(100,331)
Net realized/unrealized gains (losses)	(371,479)	(370,435)	(83,834)	(196,712)
Change in net assets resulting from operations	$(372,717)	$(372,119)	$(82,352)	$(197,425)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,496	$61,384	$7,399	$5,573
Dividend income from affiliates (a)	102	1,535	1,278	179
Interest income from non-affiliates	—	—	3,602	—
Income from securities lending (net)	16	2,120	—	—
Total investment income	1,614	65,039	12,279	5,752
EXPENSES:
Investment advisory fees	620	15,748	5,944	1,088
Administration fees	100	2,536	499	175
Distribution fees:
Class A	—	2,689	87	162
Class B	—	494	57	—
Class C	—	1,564	299	542
Class R2	—	— (b)	—	—
Shareholder servicing fees:
Class A	—	2,689	87	162
Class B	—	165	19	—
Class C	—	521	100	181
Select Class	239	836	983	57
Institutional	—	738	—	7
Class R2	—	— (b)	—	—
Custodian and accounting fees	17	133	28	17
Interest expense to affiliates	1	— (b)	4	—
Professional fees	24	85	38	21
Trustees’ and Chief Compliance Officer’s fees	1	28	5	2
Printing and mailing costs	7	422	24	36
Registration and filing fees	11	97	26	30
Transfer agent fees	49	2,930	290	211
Dividend expense on securities sold short	—	—	6,395	—
Other	2	84	3	4
Total expenses	1,071	31,759	14,888	2,695
Less amounts waived	(211)	(4,629)	(1,983)	(335)
Less earnings credits	(1)	— (b)	(1)	— (b)
Net expenses	859	27,130	12,904	2,360
Net investment income (loss)	755	37,909	(625)	3,392
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(42,641)	(274,949)	(196,724)	(31,876)
Securities sold short	—	—	187,524	—
Net realized gain (loss)	(42,641)	(274,949)	(9,200)	(31,876)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(45,221)	(1,284,600)	(163,528)	(81,769)
Securities sold short	—	—	156,065	—
Change in net unrealized appreciation (depreciation)	(45,221)	(1,284,600)	(7,463)	(81,769)
Net realized/unrealized gains (losses)	(87,862)	(1,559,549)	(16,663)	(113,645)
Change in net assets resulting from operations	$(87,107)	$(1,521,640)	$(17,288)	$(110,253)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,238)	$(5,467)	$(1,684)	$(8,337)
Net realized gain (loss)	(93,362)	24,058	(88,414)	67,723
Change in net unrealized appreciation (depreciation)	(278,117)	(50,298)	(282,021)	(97,988)
Change in net assets resulting from operations	(372,717)	(31,707)	(372,119)	(38,602)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(55,966)	(6,876)	(73,492)
Class B
From net realized gains	—	(2,169)	(1,071)	(19,720)
Class C
From net realized gains	—	(3,222)	(441)	(5,686)
Select Class
From net realized gains	—	(43,643)	(7,330)	(97,118)
Ultra
From net realized gains	—	—	(68)	(400)
Total distributions to shareholders	—	(105,000)	(15,786)	(196,416)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(13,603)	128,989	(122,735)	(126,172)

NET ASSETS
Change in net assets	(386,320)	(7,718)	(510,640)	(361,190)
Beginning of period	960,874	968,592	1,024,435	1,385,625
End of period	$574,554	$960,874	$513,795	$1,024,435
Accumulated undistributed (distributions in excess of) net investment income	$(1,284)	$(46)	$(1,716)	$(32)

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,482	$3,620	$(713)	$(1,287)
Net realized gain (loss)	(11,118)	59,101	(96,381)	(31,747)
Change in net unrealized appreciation (depreciation)	(72,716)	(147,138)	(100,331)	7,184
Change in net assets resulting from operations	(82,352)	(84,417)	(197,425)	(25,850)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(263)	(613)	—	—
From net realized gains	(7,999)	(55,891)	—	—
Class B
From net investment income	(26)	(76)	—	—
From net realized gains	(1,881)	(14,795)	—	—
Class C
From net investment income	(13)	(35)	—	—
From net realized gains	(868)	(7,793)	—	—
Select Class
From net investment income	(296)	(1,077)	—	—
From net realized gains	(6,665)	(80,906)	—	—
Ultra
From net investment income	(11)	(10)	—	—
From net realized gains	(254)	(800)	—	—
Total distributions to shareholders	(18,276)	(161,996)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(24,089)	(189,599)	35,015	452,493

NET ASSETS
Change in net assets	(124,717)	(436,012)	(162,410)	426,643
Beginning of period	303,368	739,380	489,162	62,519
End of period	$178,651	$303,368	$326,752	$489,162
Accumulated undistributed (distributions in excess of) net investment income	$850	$(23)	$(718)	$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$755	$711	$37,909	$55,689
Net realized gain (loss)	(42,641)	20,557	(274,949)	345,370
Change in net unrealized appreciation (depreciation)	(45,221)	(41,362)	(1,284,600)	(1,449,429)
Change in net assets resulting from operations	(87,107)	(20,094)	(1,521,640)	(1,048,370)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(6,939)	(17,155)
From net realized gains	—	—	(73,550)	(263,331)
Class B
From net realized gains	—	—	(4,622)	(16,458)
Class C
From net realized gains	—	—	(14,373)	(55,482)
Class R2 (a)
From net investment income	—	—	(1)	—
From net realized gains	—	—	(2)	—
Select Class
From net investment income	(219)	(695)	(4,897)	(6,750)
From net realized gains	(10,014)	(41,318)	(25,899)	(74,470)
Institutional Class
From net investment income	—	—	(13,187)	(22,463)
From net realized gains	—	—	(49,874)	(169,310)
Total distributions to shareholders	(10,233)	(42,013)	(193,344)	(625,419)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	50,586	(32,850)	(272,368)	(1,107,894)

NET ASSETS
Change in net assets	(46,754)	(94,957)	(1,987,352)	(2,781,683)
Beginning of period	189,589	284,546	5,847,024	8,628,707
End of period	$142,835	$189,589	$3,859,672	$5,847,024
Accumulated undistributed (distributions in excess of) net investment income	$486	$(50)	$37,760	$24,875

(a) Commencement of offering of class of shares effective November 3, 2008 for the Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(625)	$41,559	$3,392	$7,817
Net realized gain (loss)	(9,200)	(95,100)	(31,876)	(3,534)
Change in net unrealized appreciation (depreciation)	(7,463)	(41,667)	(81,769)	(75,698)
Change in net assets resulting from operations	(17,288)	(95,208)	(110,253)	(71,415)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(6,015)	(2,024)	(2,316)
Return of capital	—	(139)	—	—
From net realized gains	—	—	(716)	(9,329)
Class B
From net investment income	—	(810)	—	—
Return of capital	—	(19)	—	—
Class C
From net investment income	—	(5,194)	(943)	(1,899)
Return of capital	—	(120)	—	—
From net realized gains	—	—	(700)	(11,897)
Select Class
From net investment income	—	(63,749)	(967)	(558)
Return of capital	—	(1,474)	—	—
From net realized gains	—	—	(282)	(1,869)
Institutional Class
From net investment income	—	—	(319)	(363)
From net realized gains	—	—	(84)	(1,031)
Total distributions to shareholders	—	(77,520)	(6,035)	(29,262)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(326,603)	(977,522)	(792)	(5,939)

NET ASSETS
Change in net assets	(343,891)	(1,150,250)	(117,080)	(106,616)
Beginning of period	1,118,474	2,268,724	403,923	510,539
End of period	$774,583	$1,118,474	$286,843	$403,923
Accumulated undistributed (distributions in excess of) net investment income	$(2,096)	$(1,471)	$1,744	$2,605

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,248	$92,344	$32,791	$113,532
Dividends and distributions reinvested	—	52,254	6,078	66,742
Cost of shares redeemed	(42,030)	(125,559)	(42,499)	(191,365)
Change in net assets from Class A capital transactions	$(24,782)	$19,039	$(3,630)	$(11,091)

Class B
Proceeds from shares issued	$375	$2,599	$799	$4,166
Dividends and distributions reinvested	—	1,820	1,015	18,946
Cost of shares redeemed	(2,441)	(6,115)	(18,857)	(54,179)
Change in net assets from Class B capital transactions	$(2,066)	$(1,696)	$(17,043)	$(31,067)

Class C
Proceeds from shares issued	$837	$5,192	$495	$2,954
Dividends and distributions reinvested	—	2,096	347	4,516
Cost of shares redeemed	(3,676)	(4,077)	(5,105)	(11,477)
Change in net assets from Class C capital transactions	$(2,839)	$3,211	$(4,263)	$(4,007)

Class R2 (a)
Proceeds from shares issued	$50	$—	$—	$—
Change in net assets from Class R2 capital transactions	$50	$—	$—	$—

Select Class
Proceeds from shares issued	$57,406	$140,784	$58,703	$167,436
Dividends and distributions reinvested	—	42,403	1,880	20,424
Cost of shares redeemed	(41,372)	(74,752)	(158,451)	(269,667)
Change in net assets from Select Class capital transactions	$16,034	$108,435	$(97,868)	$(81,807)

Ultra
Proceeds from shares issued	$—	$—	$69	$2,300
Dividends and distributions reinvested	—	—	—	— (b)
Cost of shares redeemed	—	—	— (b)	(500)
Change in net assets from Ultra capital transactions	$—	$—	$69	$1,800

Total change in net assets from capital transactions	$(13,603)	$128,989	$(122,735)	$(126,172)

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	599	2,184	2,098	5,002
Reinvested	—	1,284	522	3,104
Redeemed	(1,430)	(3,037)	(2,809)	(8,609)
Change in Class A Shares	(831)	431	(189)	(503)

Class B
Issued	13	71	66	224
Reinvested	—	50	110	1,092
Redeemed	(94)	(163)	(1,460)	(3,040)
Change in Class B Shares	(81)	(42)	(1,284)	(1,724)

Class C
Issued	32	139	36	139
Reinvested	—	59	33	229
Redeemed	(158)	(114)	(384)	(554)
Change in Class C Shares	(126)	84	(315)	(186)

Class R2 (a)
Issued	2	—	—	—
Change in Class R2 Shares	2	—	—	—

Select Class
Issued	1,887	3,164	4,004	7,213
Reinvested	—	970	152	897
Redeemed	(1,367)	(1,726)	(9,699)	(11,596)
Change in Select Class Shares	520	2,408	(5,543)	(3,486)

Ultra
Issued	—	—	5	101
Reinvested	—	—	—	— (b)
Redeemed	—	—	— (b)	(25)
Change in Ultra Shares	—	—	5	76

(a)	Commencement of offering of class of shares effective November 3, 2008 for the Capital Growth Fund.

(b)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,709	$16,199	$18,325	$43,459
Dividends and distributions reinvested	7,638	53,000	—	—
Cost of shares redeemed	(16,792)	(66,174)	(9,199)	(20,283)
Change in net assets from Class A capital transactions	$(2,445)	$3,025	$9,126	$23,176

Class B
Proceeds from shares issued	$404	$873	$657	$3,770
Dividends and distributions reinvested	1,855	14,264	—	—
Cost of shares redeemed	(5,199)	(15,457)	(598)	(709)
Change in net assets from Class B capital transactions	$(2,940)	$(320)	$59	$3,061

Class C
Proceeds from shares issued	$537	$1,620	$1,589	$18,074
Dividends and distributions reinvested	687	5,942	—	—
Cost of shares redeemed	(2,771)	(10,670)	(3,044)	(2,523)
Change in net assets from Class C capital transactions	$(1,547)	$(3,108)	$(1,455)	$15,551

Select Class
Proceeds from shares issued	$10,430	$59,150	$158,163	$445,526
Dividends and distributions reinvested	1,493	10,017	—	—
Cost of shares redeemed	(29,336)	(260,862)	(130,878)	(34,821)
Change in net assets from Select Class capital transactions	$(17,413)	$(191,695)	$27,285	$410,705

Ultra
Proceeds from shares issued	$256	$3,600	$—	$—
Dividends and distributions reinvested	—	— (a)	—	—
Cost of shares redeemed	— (a)	(1,101)	—	—
Change in net assets from Ultra capital transactions	$256	$2,499	$—	$—

Total change in net assets from capital transactions	$(24,089)	$(189,599)	$35,015	$452,493

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	928	1,430	3,089	4,990
Reinvested	1,378	5,370	—	—
Redeemed	(2,321)	(5,742)	(1,574)	(2,408)
Change in Class A Shares	(15)	1,058	1,515	2,582

Class B
Issued	65	89	106	460
Reinvested	372	1,573	—	—
Redeemed	(774)	(1,466)	(103)	(88)
Change in Class B Shares	(337)	196	3	372

Class C
Issued	95	175	273	2,179
Reinvested	138	656	—	—
Redeemed	(436)	(1,018)	(519)	(322)
Change in Class C Shares	(203)	(187)	(246)	1,857

Select Class
Issued	1,702	5,862	25,009	51,638
Reinvested	271	1,022	—	—
Redeemed	(4,062)	(20,992)	(24,499)	(4,115)
Change in Select Class Shares	(2,089)	(14,108)	510	47,523

Ultra
Issued	47	370	—	—
Reinvested	—	— (a)	—	—
Redeemed	— (a)	(122)	—	—
Change in Ultra Shares	47	248	—	—

(a) Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$183,018	$562,042
Dividends and distributions reinvested	—	—	73,491	255,309
Cost of shares redeemed	—	—	(475,112)	(1,220,196)
Change in net assets from Class A capital transactions	$—	$—	$(218,603)	$(402,845)

Class B
Proceeds from shares issued	$—	$—	$2,208	$5,312
Dividends and distributions reinvested	—	—	3,951	13,830
Cost of shares redeemed	—	—	(19,308)	(47,140)
Change in net assets from Class B capital transactions	$—	$—	$(13,149)	$(27,998)

Class C
Proceeds from shares issued	$—	$—	$16,255	$32,862
Dividends and distributions reinvested	—	—	10,573	38,842
Cost of shares redeemed	—	—	(82,107)	(209,276)
Change in net assets from Class C capital transactions	$—	$—	$(55,279)	$(137,572)

Class R2 (a)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	3	—
Change in net assets from Class R2 capital transactions	$—	$—	$53	$—

Select Class
Proceeds from shares issued	$123,117	$52,668	$271,663	$85,545
Dividends and distributions reinvested	2,748	13,816	13,683	36,585
Cost of shares redeemed	(75,279)	(99,334)	(182,114)	(367,286)
Change in net assets from Select Class capital transactions	$50,586	$(32,850)	$103,232	$(245,156)

Institutional Class
Proceeds from shares issued	$—	$—	$167,575	$320,236
Dividends and distributions reinvested	—	—	52,063	157,226
Cost of shares redeemed	—	—	(308,260)	(771,785)
Change in net assets from Institutional Class capital transactions	$—	$—	$(88,622)	$(294,323)

Total change in net assets from capital transactions	$50,586	$(32,850)	$(272,368)	$(1,107,894)

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	—	—	10,166	22,589
Reinvested	—	—	4,995	10,634
Redeemed	—	—	(26,512)	(49,723)
Change in Class A Shares	—	—	(11,351)	(16,500)

Class B
Issued	—	—	129	224
Reinvested	—	—	276	592
Redeemed	—	—	(1,115)	(1,963)
Change in Class B Shares	—	—	(710)	(1,147)

Class C
Issued	—	—	996	1,398
Reinvested	—	—	736	1,658
Redeemed	—	—	(4,713)	(8,754)
Change in Class C Shares	—	—	(2,981)	(5,698)

Class R2 (a)
Issued	—	—	3	—
Reinvested	—	—	— (b)	—
Change in Class R2 Shares	—	—	3	—

Select Class
Issued	5,121	1,698	15,378	3,444
Reinvested	159	451	921	1,507
Redeemed	(3,882)	(3,029)	(11,172)	(14,684)
Change in Select Class Shares	1,398	(880)	5,127	(9,733)

Institutional Class
Issued	—	—	9,060	12,933
Reinvested	—	—	3,476	6,416
Redeemed	—	—	(17,519)	(30,783)
Change in Institutional Class Shares	—	—	(4,983)	(11,434)

(a) Commencement of offering of class of shares effective November 3, 2008 for the Mid Cap Value Fund.

(b) Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,359	$29,825	$38,581	$62,486
Dividends and distributions reinvested	—	3,854	2,351	9,217
Cost of shares redeemed	(24,251)	(145,421)	(33,414)	(80,773)
Change in net assets from Class A capital transactions	$(13,892)	$(111,742)	$7,518	$(9,070)

Class B
Proceeds from shares issued	$511	$1,080	$—	$—
Dividends and distributions reinvested	—	408	—	—
Cost of shares redeemed	(2,537)	(8,089)	—	—
Change in net assets from Class B capital transactions	$(2,026)	$(6,601)	$—	$—

Class C
Proceeds from shares issued	$2,112	$10,774	$11,325	$47,072
Dividends and distributions reinvested	—	2,563	1,307	10,498
Cost of shares redeemed	(20,965)	(96,336)	(31,418)	(74,918)
Change in net assets from Class C capital transactions	$(18,853)	$(82,999)	$(18,786)	$(17,348)

Select Class
Proceeds from shares issued	$18,929	$211,302	$19,275	$35,339
Dividends and distributions reinvested	—	7,496	533	1,132
Cost of shares redeemed	(310,761)	(994,978)	(7,620)	(15,947)
Change in net assets from Select Class capital transactions	$(291,832)	$(776,180)	$12,188	$20,524

Institutional Class
Proceeds from shares issued	$—	$—	$6,937	$9,506
Dividends and distributions reinvested	—	—	280	1,353
Cost of shares redeemed	—	—	(8,929)	(10,904)
Change in net assets from Institutional Class capital transactions	$—	$—	$(1,712)	$(45)

Total change in net assets from capital transactions	$(326,603)	$(977,522)	$(792)	$(5,939)

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	1,024	2,798	3,093	3,346
Reinvested	—	378	216	509
Redeemed	(2,402)	(13,723)	(2,544)	(4,368)
Change in Class A Shares	(1,378)	(10,547)	765	(513)

Class B
Issued	51	103	—	—
Reinvested	—	40	—	—
Redeemed	(255)	(777)	—	—
Change in Class B Shares	(204)	(634)	—	—

Class C
Issued	213	1,025	901	2,512
Reinvested	—	254	120	585
Redeemed	(2,097)	(9,272)	(2,376)	(4,094)
Change in Class C Shares	(1,884)	(7,993)	(1,355)	(997)

Select Class
Issued	1,869	19,665	1,454	1,982
Reinvested	—	734	49	62
Redeemed	(30,730)	(93,277)	(542)	(845)
Change in Select Class Shares	(28,861)	(72,878)	961	1,199

Institutional Class
Issued	—	—	565	519
Reinvested	—	—	26	75
Redeemed	—	—	(645)	(589)
Change in Institutional Class Shares	—	—	(54)	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$38.76	$(0.07	)(g)	$(15.10)	$(15.17)	$—	$—	$—
Year Ended June 30, 2008	44.71	(0.27	)(g)	(0.85)	(1.12)	—	(4.83)	(4.83)
Year Ended June 30, 2007	40.68	(0.24	)(g)	7.57	7.33	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	39.13	(0.01	)(g)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(g)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(g)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(g)	10.61	10.27	—	(1.40)	(1.40)

Class B
Six Months Ended December 31, 2008 (Unaudited)	34.37	(0.13	)(g)	(13.37)	(13.50)	—	—	—
Year Ended June 30, 2008	40.38	(0.43	)(g)	(0.75)	(1.18)	—	(4.83)	(4.83)
Year Ended June 30, 2007	37.22	(0.41	)(g)	6.87	6.46	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.89	(0.09	)(g)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(g)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(g)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(g)	10.02	9.54	—	(1.40)	(1.40)

Class C
Six Months Ended December 31, 2008 (Unaudited)	33.70	(0.13	)(g)	(13.11)	(13.24)	—	—	—
Year Ended June 30, 2008	39.68	(0.42	)(g)	(0.73)	(1.15)	—	(4.83)	(4.83)
Year Ended June 30, 2007	36.63	(0.40	)(g)	6.75	6.35	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.32	(0.10	)(g)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(g)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(g)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(g)	9.85	9.38	—	(1.40)	(1.40)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	25.29	(0.01	)(g)	(1.70)	(1.71)	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	41.71	(0.03	)(g)	(16.26)	(16.29)	—	—	—
Year Ended June 30, 2008	47.64	(0.18	)(g)	(0.92)	(1.10)	—	(4.83)	(4.83)
Year Ended June 30, 2007	43.05	(0.15	)(g)	8.05	7.90	(0.01)	(3.30)	(3.31)
January 1, 2006 through June 30, 2006 (e)	41.36	0.04	(g)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(g)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(g)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(g)	10.99	10.78	—	(1.40)	(1.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 23.59	(39.14)%	$268,191	1.16%	(0.44)%	1.16%	57%
38.76	(3.02)	472,848	1.14	(0.64)	1.14	107
44.71	19.01	526,157	1.14	(0.59)	1.14	121
40.68	3.96	470,613	1.14	(0.03)	1.17	63
39.13	9.77	458,716	1.17	(0.60)	1.17	119
38.51	16.90	441,000	1.35	(0.61)	1.37	122
37.47	36.10	412,000	1.35	(1.05)	1.46	68

20.87	(39.28)	7,870	1.66	(0.94)	1.66	57
34.37	(3.53)	15,736	1.64	(1.14)	1.64	107
40.38	18.41	20,189	1.64	(1.09)	1.64	121
37.22	3.71	28,031	1.64	(0.50)	1.66	63
35.89	9.23	34,126	1.67	(1.11)	1.67	119
35.73	16.31	51,000	1.85	(1.10)	1.88	122
35.27	35.37	61,000	1.85	(1.55)	1.96	68

20.46	(39.29)	12,376	1.66	(0.94)	1.66	57
33.70	(3.51)	24,643	1.64	(1.14)	1.64	107
39.68	18.41	25,672	1.64	(1.09)	1.64	121
36.63	3.71	20,817	1.64	(0.56)	1.67	63
35.32	9.26	17,120	1.65	(1.07)	1.66	119
35.20	16.32	7,000	1.85	(1.09)	1.87	122
34.81	35.17	4,000	1.85	(1.55)	1.96	68

23.58	(6.76)	47	1.40	(0.22)	1.45	57

25.42	(39.06)	286,070	0.90	(0.18)	0.91	57
41.71	(2.78)	447,647	0.89	(0.39)	0.89	107
47.64	19.30	396,574	0.89	(0.34)	0.89	121
43.05	4.09	321,568	0.89	0.19	0.92	63
41.36	10.10	275,518	0.90	(0.33)	0.90	119
40.42	17.37	43,000	0.93	(0.21)	1.30	122
38.95	36.64	4,000	0.93	(0.63)	1.54	68

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gains
Diversified Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$20.46	$(0.04	)(f)	$(8.02	)(g)	$(8.06)	$(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35		2.15	—
Year Ended June 30, 2004	18.15	(0.14)		3.83		3.69	—

Class B
Six Months Ended December 31, 2008 (Unaudited)	16.45	(0.08	)(f)	(6.43	)(g)	(6.51)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44		1.77	—
Year Ended June 30, 2004	16.29	(0.28)		3.43		3.15	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	18.70	(0.09	)(f)	(7.31	)(g)	(7.40)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68		1.91	—
Year Ended June 30, 2004	17.65	(0.31)		3.73		3.42	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	21.68	(0.02	)(f)	(8.49	)(g)	(8.51)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29		2.28	—
Year Ended June 30, 2004	18.66	(0.10)		3.94		3.84	—

Ultra
Six Months Ended December 31, 2008 (Unaudited)	21.79	(0.01	)(f)	(8.54	)(g)	(8.55)	(0.38)
Year Ended June 30, 2008	26.19	(0.09	)(f)	(0.50)		(0.59)	(3.81)
Year Ended June 30, 2007	25.85	(0.09	)(f)	4.62		4.53	(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14		3.07	(2.01)
February 22, 2005 (e) through June 30, 2005	23.72	(0.04)		1.11		1.07	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 12.02	(39.34	)%(g)	$223,543	1.24%	(0.51)%	1.45%	55%
20.46	(3.22	)(h)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119
21.84	20.33		544,217	1.24	(0.69)	1.33	48

9.56	(39.51	)(g)	27,927	1.89	(1.19)	1.95	55
16.45	(3.90	)(h)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119
19.44	19.34		238,738	1.97	(1.44)	1.98	48

10.92	(39.52	)(g)	12,794	1.89	(1.18)	1.95	55
18.70	(3.85	)(h)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119
21.07	19.38		67,274	1.97	(1.44)	1.98	48

12.79	(39.20	)(g)	247,132	0.99	(0.28)	1.20	55
21.68	(3.02	)(h)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119
22.50	20.58		1,764,404	0.97	(0.44)	0.98	48

12.86	(39.19	)(g)	2,399	0.89	(0.16)	0.95	55
21.79	(2.92	)(h)	3,947	0.88	(0.39)	0.89	95
26.19	19.13		2,749	0.86	(0.34)	0.86	119
25.85	12.63		15,333	0.88	(0.06)	0.91	112
24.79	4.51		11,641	0.88	(0.44)	0.90	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$8.99	$0.05	(f)	$(2.67	)(g)	$(2.62)	$(0.02)	$(0.61)	$(0.63)
Year Ended June 30, 2008	15.85	0.09	(f)	(2.19)		(2.10)	(0.04)	(4.72)	(4.76)
Year Ended June 30, 2007	15.92	0.12	(f)	2.80		2.92	(0.14)	(2.85)	(2.99)
Year Ended June 30, 2006	19.15	0.12		1.49		1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29		2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87		3.93	(0.06)	—	(0.06)

Class B
Six Months Ended December 31, 2008 (Unaudited)	8.24	0.02	(f)	(2.44	)(g)	(2.42)	(0.01)	(0.61)	(0.62)
Year Ended June 30, 2008	15.01	0.01	(f)	(2.04)		(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66		2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.03		1.43		1.46	(0.05)	4.71	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24		2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77		3.71	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	8.24	0.02	(f)	(2.45	)(g)	(2.43)	(0.01)	(0.61)	(0.62)
Year Ended June 30, 2008	15.01	0.01	(f)	(2.04)		(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66		2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.06		1.40		1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20		2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77		3.71	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	8.93	0.06	(f)	(2.66	)(g)	(2.60)	(0.02)	(0.61)	(0.63)
Year Ended June 30, 2008	15.77	0.11	(f)	(2.17)		(2.06)	(0.06)	(4.72)	(4.78)
Year Ended June 30, 2007	15.85	0.16	(f)	2.78		2.94	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2006	19.07	0.17		1.49		1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25		2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86		3.96	(0.10)	—	(0.10)

Ultra
Six Months Ended December 31, 2008 (Unaudited)	8.94	0.06	(f)	(2.65	)(g)	(2.59)	(0.03)	(0.61)	(0.64)
Year Ended June 30, 2008	15.77	0.14	(f)	(2.18)		(2.04)	(0.07)	(4.72)	(4.79)
Year Ended June 30, 2007	15.85	0.17	(f)	2.80		2.97	(0.20)	(2.85)	(3.05)
Year Ended June 30, 2006	19.08	0.18		1.49		1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (e) through June 30, 2005	18.06	0.11		1.02		1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 5.74	(28.91	)%(g)	$82,919	1.24%		1.25%	1.51%	29%
8.99	(15.81	)(h)	130,114	1.25	(i)	0.72	1.40	58
15.85	19.66		212,613	1.22		0.73	1.33	47
15.92	9.45		225,776	1.24		0.70	1.36	52
19.15	14.17		238,939	1.22		0.78	1.33	67
17.41	29.06		231,511	1.19		0.40	1.31	24

5.20	(29.10	)(g)	17,902	1.84		0.62	2.01	29
8.24	(16.35	)(h)	31,181	1.85		0.11	1.91	58
15.01	18.89		53,843	1.83		0.13	1.83	47
15.24	8.89		59,652	1.84		0.09	1.86	52
18.54	13.40		68,550	1.90		(0.03)	1.93	67
16.92	28.08		69,874	1.94		(0.35)	1.96	24

5.19	(29.22	)(g)	8,208	1.84		0.61	2.01	29
8.24	(16.32	)(h)	14,704	1.85		0.09	1.90	58
15.01	18.89		29,590	1.83		0.13	1.83	47
15.24	8.89		32,775	1.84		0.11	1.86	52
18.54	13.43		29,777	1.90		0.11	1.93	67
16.92	28.08		23,155	1.94		(0.35)	1.96	24

5.70	(28.84	)(g)	66,973	0.99		1.47	1.26	29
8.93	(15.64	)(h)	123,635	1.00	(i)	0.89	1.15	58
15.77	19.97		440,662	0.97		0.98	1.08	47
15.85	9.79		602,775	0.99		0.92	1.11	52
19.07	14.46		959,801	0.96		0.87	1.01	67
17.34	29.43		1,541,179	0.94		0.65	0.96	24

5.71	(28.77	)(g)	2,649	0.84		1.67	1.02	29
8.94	(15.50	)(h)	3,734	0.85	(i)	1.21	0.91	58
15.77	20.13		2,672	0.83		1.05	0.83	47
15.85	9.89		7,787	0.84		1.09	0.86	52
19.08	6.25		12,499	0.81		1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund (e)
Class A
Six Months Ended December 31, 2008 (Unaudited)	$8.14	$(0.02	)(h)	$(2.85)	$(2.87)
Year Ended June 30, 2008	8.18	(0.05	)(h)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(h)	1.60	1.55
January 1, 2006 through June 30, 2006 (f)	6.35	(0.01	)(h)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	)(h)	0.66	0.61
Year Ended December 31, 2004	4.91	(0.03	)(h)	0.86	0.83
Year Ended December 31, 2003	3.57	(0.04	)(h)	1.38	1.34

Class B
Six Months Ended December 31, 2008 (Unaudited)	7.67	(0.03	)(h)	(2.68)	(2.71)
Year Ended June 30, 2008	7.76	(0.09	)(h)	— (j)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(h)	1.53	1.43
January 1, 2006 through June 30, 2006 (f)	6.08	(0.03	)(h)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09	)(h)	0.63	0.54
Year Ended December 31, 2004	4.77	(0.07	)(h)	0.84	0.77
Year Ended December 31, 2003	3.49	(0.07	)(h)	1.35	1.28

Class C
Six Months Ended December 31, 2008 (Unaudited)	7.68	(0.03	)(h)	(2.69)	(2.72)
Year Ended June 30, 2008	7.76	(0.09	)(h)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(h)	1.53	1.42
May 1, 2006 (g) through June 30, 2006 (f)	6.80	(0.04	)(h)	(0.42)	(0.46)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	8.18	(0.01	)(h)	(2.86)	(2.87)
Year Ended June 30, 2008	8.20	(0.03	)(h)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(h)	1.60	1.56
May 1, 2006 (g) through June 30, 2006 (f)	7.11	(0.01	)(h)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Includes interest expense of 0.01%.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 5.27	(35.26)%	$53,698	1.35%		(0.51)%	1.35%	64%
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(i)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118
4.91	37.53	58,000	1.35		(1.05)	1.77	69

4.96	(35.33)	2,817	1.85		(1.03)	1.85	64
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(i)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118
4.77	36.68	3,000	2.05		(1.75)	2.33	69

4.96	(35.42)	8,149	1.85		(1.04)	1.85	64
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(i)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

5.31	(35.09)	262,088	1.10		(0.27)	1.10	64
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(i)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Equity Fund
Select Class
Six Months Ended December 31, 2008 (Unaudited)	$28.63	$0.09		$(9.59)	$(9.50)	$(0.02)	$(1.30)	$(1.32)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (e)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 17.81	(33.01)%	$142,835	0.90%	0.79%	1.12%	69%
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102
31.18	32.29	194,000	0.90	0.48	1.14	62

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$21.91	$0.13	(g)	$(5.95)	$(5.82)	$(0.06)	$(0.69)	$(0.75)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (e)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(g)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(g)	3.71	3.78	(0.04)	(0.31)	(0.35)
Year Ended December 31, 2003	14.44	0.09	(g)	4.25	4.34	(0.05)	(0.11)	(0.16)

Class B
Six Months Ended December 31, 2008 (Unaudited)	21.39	0.08	(g)	(5.79)	(5.71)	—	(0.69)	(0.69)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(g) (h)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.32	(0.03)		4.19	4.16	—	(0.11)	(0.11)

Class C
Six Months Ended December 31, 2008 (Unaudited)	21.45	0.08	(g)	(5.82)	(5.74)	—	(0.69)	(0.69)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(g) (h)	1.81	1.81	— (h)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.35	(0.03)		4.20	4.17	— (h)	(0.11)	(0.11)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	16.34	0.07	(g)	(0.33)	(0.26)	(0.16)	(0.69)	(0.85)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	22.14	0.16	(g)	(6.02)	(5.86)	(0.13)	(0.69)	(0.82)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (e)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(g)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(g)	3.74	3.86	(0.07)	(0.31)	(0.38)
Year Ended December 31, 2003	14.48	0.12	(g)	4.27	4.39	(0.06)	(0.11)	(0.17)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 15.34	(26.38)%	$1,689,117	1.25%	1.42%	1.41%	24%
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41
18.62	30.07	275,000	1.25	0.51	1.65	32

14.99	(26.54)	103,606	1.75	0.91	1.91	24
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41
18.37	29.06	68,000	1.95	(0.21)	2.19	32

15.02	(26.60)	322,124	1.75	0.91	1.91	24
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41
18.41	29.09	103,000	1.95	(0.19)	2.19	32

15.23	(1.34)	49	1.50	2.96	1.68	24

15.46	(26.29)	583,247	1.00	1.77	1.16	24
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41
18.70	30.34	76,000	1.00	0.74	1.24	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund (continued)
Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	$22.31	$0.18	(f)	$(6.06)	$(5.88)	$(0.18)	$(0.69)	$(0.87)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (e)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.56	(26.17)%	$1,161,529	0.75%	1.93%	1.01%	24%
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41
18.77	30.62	334,000	0.75	1.00	1.07	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$10.23	$(0.01	)(e)	$(0.15)	$(0.16)	$—	$—	$—	$—	$—
Year Ended June 30, 2008	11.24	0.28	(e)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(f)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)		0.64	0.59	—	(0.03)	—	(0.03)	—

Class B
Six Months Ended December 31, 2008 (Unaudited)	10.10	(0.05	)(e)	(0.15)	(0.20)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(e)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(f)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)		0.64	0.52	—	(0.03)	—	(0.03)	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	10.12	(0.05	)(e)	(0.15)	(0.20)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(e)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(f)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)		0.62	0.52	—	(0.03)	—	(0.03)	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	10.27	—	(e) (f)	(0.16)	(0.16)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(e)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(f)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)		0.66	0.62	—	(0.03)	—	(0.03)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)

$ 10.07	(1.56)%	$62,686	2.84%	1.50%	(0.26)%	3.28%	1.94%	92%
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73	1.85	257

9.90	(1.98)	14,055	3.59	2.24	(1.00)	3.78	2.44	92
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198
10.53	5.14	29,222	3.13	2.25	(1.65)	3.43	2.55	257

9.92	(1.98)	70,103	3.59	2.24	(1.00)	3.78	2.44	92
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40	2.55	257

10.11	(1.56)	627,739	2.59	1.25	(0.01)	3.03	1.69	92
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42	1.54	257

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$16.38	$0.15	(g)	$(4.81)	$(4.66)	$(0.20)	$(0.07)	$(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(g)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (e)	15.88	0.10	(g)	1.19	1.29	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.13	(g)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Six Months Ended December 31, 2008 (Unaudited)	16.25	0.11	(g)	(4.74)	(4.63)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(g)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (e)	15.85	0.05	(g)	1.20	1.25	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.06	(g)	1.00	1.06	(0.03)	(0.18)	(0.21)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	16.44	0.17	(g)	(4.82)	(4.65)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(g)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (e)	15.91	0.12	(g)	1.19	1.31	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.15	(g)	1.01	1.16	(0.07)	(0.18)	(0.25)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	16.40	0.19	(g)	(4.83)	(4.64)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(g)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (e)	15.83	0.25	(g)	1.08	1.33	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.11	(g)	0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 11.45	(28.33)%	$115,526	1.25%	2.21%	1.44%	41%
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

11.45	(28.44)	112,718	1.75	1.62	1.94	41
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

11.47	(28.18)	45,375	1.00	2.55	1.20	41
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

11.42	(28.13)	13,224	0.75	2.70	1.05	41
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM I
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Select Class and Institutional Class	JPMFMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class R2 Shares commenced operations on November 3, 2008 for the Capital Growth Fund and Mid Cap Value Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity

90   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Capital Growth Fund
Level 1 — Quoted prices	$604,664	$—
Level 2 — Other significant observable inputs	6,959	—
Level 3 — Significant unobservable inputs	—	—
Total	$611,623	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Diversified Mid Cap Growth Fund
Level 1 — Quoted prices	$527,207	$—
Level 2 — Other significant observable inputs	24,223	—
Level 3 — Significant unobservable inputs	—	—
Total	$551,430	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Diversified Mid Cap Value Fund
Level 1 — Quoted prices	$193,732	$—
Level 2 — Other significant observable inputs	16,604	—
Level 3 — Significant unobservable inputs	—	—
Total	$210,336	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Growth Advantage Fund
Level 1 — Quoted prices	$352,097	$—
Level 2 — Other significant observable inputs	5,764	—
Level 3 — Significant unobservable inputs	—	—
Total	$357,861	$—

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Mid Cap Equity Fund
Level 1 — Quoted prices	$144,001	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$144,001	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Mid Cap Value Fund
Level 1 — Quoted prices	$3,969,979	$—
Level 2 — Other significant observable inputs	52,496	—
Level 3 — Significant unobservable inputs	—	—
Total	$4,022,475	$—

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Multi-Cap Market Neutral Fund
Level 1 — Quoted prices	$777,733	$(653,366)	$—
Level 2 — Other significant observable inputs	1,696	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$779,429	$(653,366)	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Value Advantage Fund
Level 1 — Quoted prices	$280,664	$—
Level 2 — Other significant observable inputs	5,602	—
Level 3 — Significant unobservable inputs	—	—
Total	$286,266	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the values and percentages of net assets of illiquid securities as of December 31, 2008 (amounts in thousands):

	Value	Percentage
Capital Growth Fund	$6,959	1.2%
Mid Cap Value Fund	2,485	0.1

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Short Sales — The Funds (except Diversified Mid Cap Growth Fund and Diversified Mid Cap Value Fund) may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Funds are subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the

92   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates.

As of December 31, 2008, the Multi-Cap Market Neutral Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

E.  Securities Lending — To generate additional income, each Fund (except the Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent to the Growth Advantage Fund and Mid Cap Equity Fund pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for the Growth Advantage Fund and the Mid Cap Equity Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”). JPMCB serves as lending agent to the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund pursuant to the JPMCB Securities Lending Agreement.

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Growth Advantage Fund and Mid Cap Equity Fund, loans securities to approved borrowers in exchange for collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, Growth Advantage Fund and Mid Cap Equity Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which Growth Advantage Fund and Mid Cap Equity Fund retain the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Growth Advantage Fund and Mid Cap Equity Fund and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net).

The following Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of the Funds waived the following amounts of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Funds’ respective investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary (amounts in thousands):

Capital Growth Fund	$6
Diversified Mid Cap Growth Fund	2
Diversified Mid Cap Value Fund	1
Growth Advantage Fund	6
Mid Cap Equity Fund	1
Mid Cap Value Fund	30

Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Under the GS Bank Securities Lending Agreement, GS Bank compensates JPMCB for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMCB.

Effective September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month, and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involve counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Funds bear the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Funds may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Funds. Subject to certain conditions, the applicable lending agent agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund had unrealized losses on cash collateral investments as disclosed in their Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Funds and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB	Lending Agent Fees Paid to GS Bank
Capital Growth Fund	$37,438	$37,562	$7	$—
Diversified Mid Cap Growth Fund	31,596	30,278	6	—
Diversified Mid Cap Value Fund	31,803	30,858	6	—
Growth Advantage Fund	35,020	35,274	2	9
Mid Cap Equity Fund	4,845	4,525	1	1
Mid Cap Value Fund	183,444	183,137	35	—

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

94   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations, and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by their Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 were as follows (excluding the reimbursement disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Capital Growth Fund	$19
Diversified Mid Cap Growth Fund	14
Diversified Mid Cap Value Fund	2
Growth Advantage Fund	11
Mid Cap Equity Fund	7
Mid Cap Value Fund	110
Multi-Cap Market Neutral Fund	77
Value Advantage Fund	12

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Capital Growth Fund	0.25%	0.75%	0.75%	0.50%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75	n/a
Diversified Mid Cap Value Fund	0.25	0.75	0.75	n/a
Growth Advantage Fund	0.25	0.75	0.75	n/a
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Capital Growth Fund	$6	$6
Diversified Mid Cap Growth Fund	4	26
Diversified Mid Cap Value Fund	1	17
Growth Advantage Fund	8	8
Mid Cap Value Fund	18	135
Multi-Cap Market Neutral Fund	3	18
Value Advantage Fund	10	4

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class	Institutional Class
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	n/a	0.25	n/a
Growth Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.25	0.10%
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	0.25	n/a
Value Advantage Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

96   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	1.40%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	n/a	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	n/a	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	n/a	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.50	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	n/a	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Capital Growth Fund	$—	$—	$12	$12
Diversified Mid Cap Growth Fund	33	185	508	726
Diversified Mid Cap Value Fund	90	101	100	291
Growth Advantage Fund	—	—	14	14
Mid Cap Equity Fund	—	—	116	116
Mid Cap Value Fund	2,313	1,138	738	4,189
Multi-Cap Market Neutral Fund	232	68	900	1,200
Value Advantage Fund	214	114	7	335

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$11	$—	$11
Diversified Mid Cap Value Fund	5	10	—	15
Mid Cap Equity Fund	—	9	86	95
Mid Cap Value Fund	295	145	—	440
Multi-Cap Market Neutral Fund	481	131	171	783

An affiliate of JPMCB made a payment to the Diversified Mid Cap Growth Fund and the Diversified Mid Cap Value Fund of approximately $24,000 and $9,000, respectively, relating to an operational error.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2008, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$426,731	$436,951	$—	$—
Diversified Mid Cap Growth Fund	415,754	520,678	—	—
Diversified Mid Cap Value Fund	71,993	92,373	—	—
Growth Advantage Fund	315,694	271,348	—	—
Mid Cap Equity Fund	170,211	129,300	—	—
Mid Cap Value Fund	1,186,009	1,550,466	—	—
Multi-Cap Market Neutral Fund	791,237	783,372	684,184	687,578
Value Advantage Fund	135,921	135,476	—	—

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$755,732	$34,858	$178,967	$(144,109)
Diversified Mid Cap Growth Fund	686,899	31,364	166,833	(135,469)
Diversified Mid Cap Value Fund	259,274	11,993	60,931	(48,938)
Growth Advantage Fund	437,704	8,725	88,568	(79,843)
Mid Cap Equity Fund	165,637	8,699	30,335	(21,636)
Mid Cap Value Fund	5,038,096	177,927	1,193,548	(1,015,621)
Multi-Cap Market Neutral Fund	940,671	29,061	190,303	(161,242)
Value Advantage Fund	404,314	5,044	123,092	(118,048)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

98   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008. The average borrowings from the Facility for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Mid Cap Equity Fund	$12,123	5	$1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, Growth Advantage Fund and Mid Cap Equity Fund, one or more affiliates of the Funds’ investment adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Reorganization

On February 18, 2009, the Board of Trustees of JPM I and JPM II approved the merger of the JPMorgan Capital Growth Fund into the JPMorgan Diversified Mid Cap Growth Fund and the merger of the JPMorgan Diversified Mid Cap Value Fund into the JPMorgan Mid Cap Value Fund. Completion of each individual merger is subject to a number of conditions, including approval by the shareholders of the JPMorgan Capital Growth Fund and the JPMorgan Diversified Mid Cap Value Fund. These approvals will be sought at a shareholder meeting to be held on or about June 15, 2009. If approved by shareholders, the mergers are expected to occur on or about June 26, 2009.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   99

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual*	$1,000.00	$608.60	$4.70	1.16%
Hypothetical*	1,000.00	1,019.36	5.90	1.16
Class B
Actual*	1,000.00	607.20	6.72	1.66
Hypothetical*	1,000.00	1,016.84	8.44	1.66
Class C
Actual*	1,000.00	607.10	6.72	1.66
Hypothetical*	1,000.00	1,016.84	8.44	1.66
Class R2
Actual**	1,000.00	932.40	2.15	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Select Class
Actual*	1,000.00	609.40	3.65	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Diversified Mid Cap Growth Fund
Class A
Actual*	1,000.00	606.60	5.02	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	604.90	7.64	1.89
Hypothetical*	1,000.00	1,015.68	9.60	1.89

100   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Diversified Mid Cap Growth Fund — continued
Class C
Actual*	$1,000.00	$604.80	$7.65	1.89%
Hypothetical*	1,000.00	1,015.68	9.60	1.89
Select Class
Actual*	1,000.00	608.00	4.01	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Ultra
Actual*	1,000.00	608.10	3.61	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Diversified Mid Cap Value Fund
Class A
Actual*	1,000.00	710.90	5.35	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	709.00	7.93	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84
Class C
Actual*	1,000.00	707.80	7.92	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84
Select Class
Actual*	1,000.00	711.60	4.27	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Ultra
Actual*	1,000.00	712.30	3.63	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Growth Advantage Fund
Class A
Actual*	1,000.00	647.40	5.61	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class B
Actual*	1,000.00	646.70	7.68	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class C
Actual*	1,000.00	645.80	7.67	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Select Class
Actual*	1,000.00	649.10	4.57	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10

Mid Cap Equity Fund
Select Class
Actual*	1,000.00	669.90	3.79	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Mid Cap Value Fund
Class A
Actual*	1,000.00	736.20	5.47	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   101

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Mid Cap Value Fund — continued
Class B
Actual*	$1,000.00	$734.60	$7.65	1.75%
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class C
Actual*	1,000.00	734.00	7.65	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual**	1,000.00	986.60	2.37	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Select Class
Actual*	1,000.00	737.10	4.38	1.00
Hypothetical*	1,000.00	1,021.16	5.09	1.00
Institutional Class
Actual*	1,000.00	738.30	3.29	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	984.40	14.21	2.84
Hypothetical*	1,000.00	1,010.89	14.39	2.84
Class B
Actual*	1,000.00	980.20	17.92	3.59
Hypothetical*	1,000.00	1,007.11	18.16	3.59
Class C
Actual*	1,000.00	980.20	17.92	3.59
Hypothetical*	1,000.00	1,007.11	18.16	3.59
Select Class
Actual*	1,000.00	984.40	12.95	2.59
Hypothetical*	1,000.00	1,012.15	13.14	2.59
Value Advantage Fund
Class A
Actual*	1,000.00	716.70	5.41	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	715.60	7.57	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Select Class
Actual*	1,000.00	718.20	4.33	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual*	1,000.00	718.70	3.25	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 to reflect the actual period). The Class commenced operations on November 3, 2008.

102   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   103

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its

104   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Capital Growth Fund’s performance was in the third, third and second quintiles for Class A shares and in the third, second and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Growth Fund’s performance was in the third, second and fourth quintiles for Class A shares and in the third, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Value Fund’s performance was in the third, third and fourth quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Growth Advantage Fund’s performance was in the first quintile for Class A shares for the one, three and five year periods, respectively, and in the first quintile for the Select Class shares for the one year period and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mid Cap Equity Fund’s performance was in the second quintile for Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mid Cap Value Fund’s performance was in the third quintile for the Class A shares and in the second, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Multi-Cap Market Neutral Fund’s performance was in the fifth and fourth quintiles for the Class A shares and for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Money Market and Alternative Products Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the Value Advantage Fund’s performance was in fourth quintile for the Class A shares and for the Select Class shares for the one year period, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   105

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Capital Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Diversified Mid Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Diversified Mid Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Growth Advantage Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for the Select Class shares was in the second quintile and the actual total expenses for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for the Class A shares was in the fifth quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

106   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-MC-1208

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-

CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Mutual Fund Group, Inc.

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

March 5, 2009